UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Michael W. Stockton

SMALLCAP World Fund, Inc.

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

25 years of small-cap

investing to help meet
your needs.

Special feature page 4

SMALLCAP World Fund® Annual report for the year ended September 30, 2015

SMALLCAP World Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	25 years of small-cap investing

Contents

1	Letter to investors
3	The value of a long-term perspective
11	Summary investment portfolio
18	Financial statements
39	Board of directors and other officers

Fellow investors:

Despite a difficult market environment in the closing months of SMALLCAP World Fund’s fiscal year, the fund produced a positive total return for the 12-month period ended September 30, 2015. The fund marked its 25th anniversary with a total return of 2.25% for the fiscal year. This included a one-time capital gain payment of $4.75 a share, paid December 26, 2014.

By way of comparison, the MSCI All Country World Small Cap Index* fell 3.28% for the period, while the Lipper Global Small-/Mid-Cap Funds Average, a measure of the fund’s peer group, declined 4.37%. As long-term investors, we would highlight that the fund has surpassed the returns of both the index and peer group over the past 5- and 10-year periods, and exceeded the peer group return over the 25-year life of the fund.

The year in review

Much of the fund’s fiscal year was marked by steady economic growth in the U.S. and strong equity markets around the globe. However, concerns about China’s lagging growth, along with a sharp drop in oil prices, triggered a market correction in the U.S. and in many equity markets worldwide. China and many emerging markets equities suffered particularly steep declines. In Europe, deflation due to the rigidity of the euro, along with intensifying political unpredictability, proved to be a headwind for equities there as well.

Despite this, the U.S. economy remains strong, and many innovative small-capitalization companies continue to thrive. The decline in oil prices prompted a sharp drop in energy and utilities shares, but may prove to be an overall boon to the economy longer term.

How the fund responded

SMALLCAP World Fund continues to leverage its global research network to find small-cap companies with the potential to provide shareholders with growth, and we continue to believe in the value and discipline of long-term investing. Rather than sell into the market decline, our primary goal was to find companies whose stock valuations became attractive, and determine whether they could be added to the fund’s holdings.

Results at a glance

For periods ended September 30, 2015, with all distributions reinvested

	Cumulative	Average annual
	total returns	total returns
	1 year	5 years	10 years	Lifetime (since 4/30/90)

SMALLCAP World Fund (Class A shares)	2.25%	8.49%	7.16%	9.41%
MSCI All Country World Small Cap Index*	–3.28	8.14	6.52	n/a
Lipper Global Small-/Mid-Cap Funds Average†	–4.37	6.90	5.47	8.95

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. The market index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. Results reflect dividends net of withholding taxes. This index was not in existence when the fund’s Class A shares were first sold; therefore, lifetime results are not available.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

SMALLCAP World Fund	1

Overall, health care equities were additive to the fund’s returns, with bluebird bio (up 138.4%) among our top five positive contributors. As mentioned earlier, utilities and energy shares weighed against returns, with Paramount Resources declining 87.1% for the period. Overall, the fund was weighted more toward sectors with generally positive returns, and the fund’s active management yielded better returns relative to the MSCI index.

In terms of geography, the fund’s U.S. holdings helped returns greatly compared to the index, while holdings domiciled in Hong Kong, Korea and the United Kingdom weighed against returns.

The road ahead

We continue to see the U.S. in the vanguard of innovation and small-cap companies worldwide, but new business models and new products and services from around the world remain remarkably disruptive. It can be chaotic at times, especially in the current market environment, but we are working hard to understand this disruption and try to find companies around the globe that may generate it or take advantage of it.

Geopolitics likely will continue to be a factor around the globe in the coming year. The immigrant crisis in Europe, continued conflict in the Middle East and the presidential election in the United States may all affect equity markets in the coming year.

25 years of SMALLCAP

This report marks the 25th anniversary of SMALLCAP World Fund’s inception. In 1990, the notion of a truly global small-cap fund on this scale was groundbreaking. Few fund managers could marshal the resources necessary to properly research so many up-and-coming companies on a global basis, and the fund began at a time when domestic large-cap stocks were deemed more favorable for investors.

We credit our success to the hard work of our investment analysts and portfolio managers who have served the fund over the course of its lifetime. The Capital SystemSM allows individual managers and analysts to invest according to their highest convictions, giving our shareholders a total portfolio of companies that represent our very best ideas. These investment professionals are some of the most experienced in the mutual fund industry, allowing us to look at potential future investments through the lens of our collective experience.

The trust you have placed in us, which we do not take for granted, has made SMALLCAP World Fund one of the largest global small-cap mutual funds in the world by assets. This size allows us to continue to aggressively invest in our research efforts, which in turn allows us to uncover potential investments that others may have overlooked.

This year’s special feature highlights three of the fund’s investment professionals who have been with SMALLCAP World Fund from the beginning, as well as three others who we believe represent the future of this fund.

We thank you for your continued investment in the fund, and we look forward to reporting to you again in six months – and for years to come.

Sincerely,

Jonathan Knowles

Vice Chairman of the Board

Gregory W. Wendt

President

November 11, 2015

For current information about the fund, visit americanfunds.com.

Where the fund’s assets are invested (by country of domicile)

	As of September 30, 2015	Percent of net assets
▀	United States	44.2%
▀	Asia & Pacific Basin	21.2
▀	Europe	20.1
▀	Other (including Canada & Latin America)	4.3
▀	Short-term securities & other assets less liabilities	10.2

	As of September 30, 2014	Percent of net assets
▀	United States	46.0%
▀	Asia & Pacific Basin	21.9
▀	Europe	18.5
▀	Other (including Canada & Latin America)	5.1
▀	Short-term securities & other assets less liabilities	8.5

Largest equity holdings

Percent of net assets
Incyte	1.7%
Domino’s Pizza	1.3
Molina Healthcare	1.0
Lions Gate Entertainment	1.0
Myriad Genetics	.8
Kotak Mahindra Bank	.8
Hoshizaki Electric	.7
Endo International	.7
Qorvo	.7
Kakaku.com	.6

2	SMALLCAP World Fund

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 – the fund’s inception – through September 30, 2015, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $92,679 even after deducting the maximum 5.75% sales charge.

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Because the index was not in existence when the fund’s Class A shares were first sold, cumulative returns through May 31, 1994, reflect the returns of the S&P Developed <$1.2 Billion Index.
[3]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[4]	For the period April 30, 1990, commencement of operations, through September 30, 1990.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2015)*

	1 year	5 years	10 years

Class A shares	–3.63%	7.21%	6.53%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 1.07% for Class A shares as of the prospectus dated December 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

SMALLCAP World Fund	3

25 years of small-cap investing

SMALLCAP World Fund has

invested in thousands of

up-and-coming companies in

its 25-year history, and while

the marketplace has changed,

the fund’s commitment to

fundamental research and long-

term investing remains constant.

1990

The cover of the first SMALLCAP
World Fund annual report.

See how the covers evolved over the
past 25 years on the following pages.

4	SMALLCAP World Fund

“What this fund represented was an opportunity to really focus on those great small companies around the world with the potential to grow.”

– Claudia Huntington

Twenty-five years ago, American Funds introduced a unique fund – SMALLCAP World Fund. With a global mandate to find small-capitalization companies with the potential to grow, the fund’s investment professionals leveraged a growing research capability to bring shareholders a fund featuring some of the world’s newest innovators.

Today the fund is managed by investment professionals who have been with the fund since it began, as well as a new generation of analysts and managers who have brought new perspectives to the fund. We talked to people from both groups to find out more about how far the fund has come – and where it might go next.

Portfolio managers Mark Denning, Claudia Huntington and Greg Wendt have worked on the fund since its inception, having started as investment analysts before becoming portfolio managers. They recently shared some of their insights into how the fund has evolved – and the consistent process and culture that has led to its results on behalf of shareholders.

Tell us a little bit about the genesis of the fund and the challenges of launching a truly global small-cap mutual fund back in 1990.

Greg: A bunch of us were talking about it and pushing for it for a while before we finally got the go-ahead. We felt we had an opportunity to leverage this great team of global investment analysts to delve into the opportunities in global small-cap investing. And at the time, we were seeing a real emphasis at Capital (Capital Research and Management Company, the fund’s investment adviser) on global investing. It made sense.

Mark: We already had built out some of the capability. We launched New Perspective Fund in 1973, which had a strong international component, and we had a large base of emerging markets assets under management for institutional clients as well. We were already thinking globally, which was something rather unique back then.

Claudia: And many of us among the investment analysts were already looking at small companies as part of our coverage. Small-cap companies were, and still are, held in other American Funds. What this fund represented was an opportunity to really focus on those great small companies around the world with the potential to grow.

SMALLCAP World Fund	5

“Part of the glue of this fund is the longevity of the folks who’ve been a part of it.”

– Greg Wendt

How has that research effort evolved since then?

Greg: Originally, the analysts simply added more small-cap research to what they were already doing. Then we started looking at the potential of having small-cap generalists – I was one of the first ones, in fact. That was tough, though, because going from a bank to a retailer to a software company didn’t make sense. They were too different. Soon after, that role evolved into a kind of small-cap sector generalist, where the analyst would stick to one sector, like banking, and that’s worked really well for us.

Claudia: The research effort – and the number of portfolio managers, for that matter – has grown quite a bit over the years. We’ve added a lot of analysts and we’ve been able to tackle more of the world over the years. But really, the culture we have here hasn’t changed, and I think that’s the most important part of the success of the fund.

Is the culture the key to the fund’s longevity?

Mark: Well, first off, anytime we launch a fund, whether today or 25 years ago, we want to ensure that it will be relevant. I think SMALLCAP is as relevant today as it was 25 years ago, if not more so, because we thought it through and understood it could help meet a real need for investors – the need to have exposure to small companies that had the potential to do big things around the world. And once you’ve launched it, you have to have the system in place to hand off the baton to the next generation, which I think is what The Capital SystemSM is all about.

Claudia: At other mutual funds, especially large funds like this one, you maybe have one or two people trying to manage hundreds of holdings. How does one person have high conviction about so many different stocks? I think we’re better investors when we invest with our colleagues. We have every incentive to help each other make better decisions. We have richer dialogue and a more thorough understanding. It’s that process, The Capital System, which allows each of us to have really high conviction in the investments we make.

Greg: It’s part collaboration, and it’s part institutional knowledge, too. The three of us have been here since the beginning, and we talk about the mistakes we’ve made – and sure, we make mistakes. But that knowledge resides here and gets passed down. Part of the glue of this fund is the longevity of the folks who’ve been a part of it.

6	SMALLCAP World Fund

“It takes a lot more work to be a small-cap investor, but you can really add value that way.”

– Mark Denning

Tell us more about what you’ve learned over the years.

Mark: Humility and hard work. We’ve learned our lessons, particularly in the 2000–2001 era. We learned to be wary when the market becomes hyperextended. We’ve also learned the value of hard work. It takes a lot more work to be a small-cap investor, but you can really add value that way.

Claudia: For me, I started out primarily as an analyst in U.S.-based companies, spending time really learning about other economies, countries, companies, cultures, and management styles. That’s been really additive to me as an investor. I’ve become a better investor for having gone global.

Greg: When I look back, I think the quality of small-cap companies has gotten better over the years, at least for some of them. You’ll have small-cap companies that will always be small-cap companies because that’s what they’re destined to be –because of management, opportunity or industry. The stock price never really changes. What I’ve tried to do is find those small-cap companies that are exciting and, yes, they have some risk, but if they execute right and catch a break, they have the potential to become very big companies. And if you have to pick one element that’s the big difference, it’s the management teams, because great management can make all the difference.

If you had all of your “next generation” colleagues here, what advice would you give them?

Claudia: When it comes to making investment decisions, it’s keeping in mind that we’re really looking for growth companies. One of the best ways to approach a company, to me, is trying to figure out where they’re going, not where they are now. You do have to think about how they got to where they are now, but also if that’s enough to get them where you hope they’ll be down the road. The market environment is very short-term oriented, and our challenge is to look ahead and stay long-term oriented.

Mark: What’s struck me over the years is just how cyclical the market can be. When I first started, Germany was considered the place to be as an investor. Then it was all about Japan – how it was killing the U.S. semiconductor industry and how efficient the Japanese were. Then there was the rise of China. If you look at it now, I think the U.S. reigns supreme when it comes to innovation and small-cap companies with great growth potential. So it’s keeping in mind how cyclical these things are, and thinking about where the cycle will take you next.

SMALLCAP World Fund	7

Andraz Razen	Roz Hongsaranagon	Julian Abdey

Three of the fund’s newer investment professionals — Julian Abdey, Andraz Razen and Roz Hongsaranagon — represent the next generation of stewardship for the fund. They recently discussed their own experiences and what they’ve learned as they take on greater responsibility for the future of SMALLCAP.

What drew you to small-cap investing and working on behalf of SMALLCAP?

Roz: Finding that small company with the potential to go big is pretty exciting — that’s what we all want to do. With SMALLCAP, you’re really given the freedom and resources to do that, and with The Capital System, you get to work with experienced managers who have been there before. It’s pretty unique.

Julian: One of the great things about working here is you really get to do proper research. I traveled all around the U.S., including some very small towns, visiting small banks. I think there are very few analysts out there with the deep industry experience and relationships that we have.

Andraz: That kind of work is very time-consuming, to really dig down and understand all the permutations of your industry as it’s evolving over time. But it’s the biggest possible investment universe you can have — there are thousands of small-cap companies out there. Even we can’t visit them all, but because of our size and our capabilities, we can look at a lot more of them than maybe others could.

And yes, it’s finding the one that nobody’s really looked at yet and finding potential there. It’s rewarding.

What is it like working alongside the people who helped create this fund?

Andraz: Given that small-caps can be volatile sometimes, they’re really a nice, calm bunch of people. They have such a steady hand. When things are moving up and down and all over the place, their experience gives them a really good perspective. That’s such an incredible part of the culture of the fund that I don’t think you get anywhere else.

Roz: When things aren’t going right, you can just walk into their office and talk it through with them. They’ve probably seen it before, and it’s up to us to leverage that experience and learn from it. And they’re very good at making me feel empowered. I remember making my first investment, for $4 million — I stayed up that night figuring out how many cars that would buy, how many kids could go to college on the money I just invested for our shareholders. But while I was nervous and counting money, the people here were supportive and encouraging.

8	SMALLCAP World Fund

Julian: I remember very clearly when I started, we had a couple very tough years post-bubble (2001–02), and I remember one of the portfolio managers reading a letter from a shareholder who lost money in the fund. After reading it, he made it very clear we were going to turn the fund around and make our shareholders money again. All of the fund’s founders have never lost sight of who our shareholders are, and the importance of their investments in the fund. This fund is in college and retirement accounts, and it’s a key part of why we do what we do.

What have you learned from working on behalf of SMALLCAP?

Julian: Investing in small-cap companies is a vital tool to understanding large-cap companies as well, and vice versa. Small-cap companies are often the innovators, often the companies that can cause problems for the large caps. It’s their interaction that’s the space in which you see the excesses and the problems. That was a great bit of learning for me, to look at not just the small-cap competitors of given companies, but the larger ones as well.

Roz: I remember in 2008 when it was all falling apart, we were told that the biggest mistake we could make was to just freeze up and do nothing. We were encouraged to start our analysis, figure out different scenarios, which of our companies would survive and which wouldn’t. And that led to some insights that really let us identify what we called the “fallen angels” — companies that were beaten down for no good reason, or that had the potential to come back strong. I learned then to keep at it, to adjust and adapt and figure it out — not to freeze up.

Andraz: Personally, I like to invest when I’m alone in my opinion, which is usually scary. But I’ve learned — and I’ve been encouraged — to trust my analysis, to think for myself, to grow with and learn from the market. I’ve learned that it’s OK to be out there. I’ve stayed true to my style of investing — and that’s encouraged here.

What does the future hold for SMALLCAP?

Roz: There are new small-cap companies being listed every day. There are so many great innovators out there, and you’re seeing companies that can do more than ever before. They’re small and nimble and can be disruptive to any number of industries. And you have more coming out of emerging markets than ever before. It’s almost limitless.

Andraz: I think because we have such a steady hand, we’re able to continue to do what we do so well. It’s the culture and it’s handed down from one generation to the next. It teaches you to think for yourself, to become a good investor, but also to collaborate with others and work together. I think that’s going to keep us successful down the road.

Julian: We have an amazing team. What we don’t lack for is ideas. We generate a lot of great ideas, here and globally. It’s the wonderful problem of being a portfolio manager — too many good ideas. But that’s why I think we’re going to continue to be successful. We’re managing a global small-cap fund with one of the biggest small-cap research efforts there is at any firm, I believe. And every generation of analysts seems to get better than the one before. We have superb people coming through who are going to be amazing investors. It’s quite exciting to be part of that. ■

SMALLCAP World Fund	9

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at SMALLCAP World Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
▀	United States	49%	53%
▀	Canada	3	3
▀	Europe	21	20
▀	Japan	6	10
▀	Asia-Pacific ex. Japan	4	4
▀	Emerging markets	17	10
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
▀	United States	48%	46%
▀	Canada	3	3
▀	Europe	17	19
▀	Japan	6	9
▀	Asia-Pacific ex. Japan	3	3
▀	Emerging markets	23	20
	Total	100%	100%

Compared with the MSCI ACWI Small Cap Index as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of September 30, 2015).

10	SMALLCAP World Fund

Summary investment portfolio September 30, 2015

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	44.18%
United Kingdom	9.40
Euro zone*	6.45
Japan	5.17
India	4.92
China	2.64
Canada	2.35
Hong Kong	2.32
Taiwan	1.72
Other countries	10.63
Short-term securities & other assets less liabilities	10.22

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Slovenia and Spain.

Common stocks 88.70%	Shares	Value (000)
Consumer discretionary 17.34%
Domino’s Pizza, Inc.[1]	3,125,769	$337,302
Lions Gate Entertainment Corp.	6,877,000	253,074
Ted Baker PLC[1,2]	3,167,993	153,870
Dollarama Inc.	2,078,000	140,345
BCA Marketplace PLC[1,2,3]	42,870,000	110,886
Paddy Power PLC[2]	886,051	101,967
YOOX SpA[2,3]	2,998,469	90,485
Other securities		3,356,448
		4,544,377

Health care 17.31%
Incyte Corp.[3]	4,054,883	447,375
Molina Healthcare, Inc.[1,3]	3,898,100	268,384
Myriad Genetics, Inc.[1,3]	5,766,556	216,131
Endo International PLC[3]	2,672,381	185,143
Hikma Pharmaceuticals PLC[2]	4,794,253	165,645
GW Pharmaceuticals PLC (ADR)[1,3]	1,652,700	151,007
bluebird bio, Inc.[3]	1,588,565	135,902
athenahealth, Inc.[3]	929,371	123,932
EXACT Sciences Corp.[1,3]	6,801,000	122,350
Spire Healthcare Group PLC[1,2]	22,412,000	122,321
Ultragenyx Pharmaceutical Inc.[3]	1,175,906	113,252
Centene Corp.[3]	1,959,439	106,260
Kite Pharma, Inc.[3]	1,855,562	103,318
CONMED Corp.[1]	2,141,654	102,243
Zeltiq Aesthetics, Inc.[1,3]	3,002,044	96,155
BioMarin Pharmaceutical Inc.[3]	883,852	93,087
Sysmex Corp.[2]	1,698,000	89,788
Juno Therapeutics, Inc.[3]	2,107,501	85,754
Other securities		1,807,046
		4,535,093

Industrials 12.47%
Hoshizaki Electric Co., Ltd.[2]	2,780,700	195,044
Moog Inc., Class A3	2,572,800	139,111
ITT Corp.	3,508,121	117,276
AA PLC[2,3]	24,237,138	104,128
King Slide Works Co., Ltd.[1,2]	6,683,000	91,490
Loomis AB, Class B2	3,363,042	88,199
Other securities		2,531,009
		3,266,257

SMALLCAP World Fund	11

Common stocks (continued)	Shares	Value (000)
Information technology 12.32%
Qorvo, Inc.[3]	3,884,370	$174,991
Kakaku.com, Inc.[2]	10,380,000	168,763
AAC Technologies Holdings Inc.[2]	26,351,500	164,832
Zynga Inc., Class A3	61,055,000	139,205
Demandware, Inc.[1,3]	2,529,356	130,717
Palo Alto Networks, Inc.[3]	558,050	95,985
Halma PLC[2]	8,477,237	92,733
Other securities		2,262,178
		3,229,404

Financials 10.50%
Kotak Mahindra Bank Ltd.[2]	20,057,040	199,063
SVB Financial Group[3]	1,305,700	150,861
Validus Holdings, Ltd.	2,813,000	126,782
Umpqua Holdings Corp.	7,004,541	114,174
VZ Holding AG2	310,100	96,486
GT Capital Holdings, Inc.[2]	3,485,200	94,624
Indiabulls Housing Finance Ltd.[2]	7,725,000	94,437
Other securities		1,875,155
		2,751,582

Consumer staples 5.75%
Emami Ltd.[2]	7,665,000	134,870
Emmi AG1,2	290,775	121,550
Sprouts Farmers Market, Inc.[3]	5,543,000	116,957
Pinnacle Foods Inc.	2,389,050	100,053
Raia Drogasil SA, ordinary nominative	9,627,374	94,950
Other securities		937,391
		1,505,771

Materials 3.92%
Chr. Hansen Holding A/S2	2,593,200	145,221
James Hardie Industries PLC (CDI)[2]	7,355,000	88,770
Other securities		793,826
		1,027,817

Utilities 0.97%
ENN Energy Holdings Ltd.[2]	19,994,000	96,472
Other securities		157,375
		253,847

Other 3.16%
Other securities		828,423

Miscellaneous 4.96%
Other common stocks in initial period of acquisition		1,299,397

Total common stocks (cost: $19,011,776,000)		23,241,968

Preferred securities 0.00%
Other 0.00%
Other securities		1,255

Total preferred securities (cost: $731,000)		1,255

Rights & warrants 0.06%
Other 0.06%
Other securities		16,184

Total rights & warrants (cost: $927,000)		16,184

Convertible stocks 0.66%
Other 0.66%
Other securities		173,464

Total convertible stocks (cost: $145,162,000)		173,464

12	SMALLCAP World Fund

Bonds, notes & other debt instruments 0.36%	Principal amount (000)	Value (000)
Other 0.36%
Other securities		$94,173

Total bonds, notes & other debt instruments (cost: $94,336,000)		94,173

Short-term securities 9.55%
American Honda Finance Corp. 0.17% due 10/22/2015–10/23/2015	$90,000	89,993
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.24% due 11/17/2015	50,000	49,986
Federal Home Loan Bank 0.10%–0.22% due 10/19/2015–2/8/2016	576,300	576,276
Freddie Mac 0.11%–0.25% due 11/2/2015–1/27/2016	352,900	352,877
KfW 0.21%–0.23% due 10/23/2015–11/9/2015[4]	147,200	147,189
Mitsubishi UFJ Trust and Banking Corp. 0.22% due 10/14/2015[4]	50,000	49,997
Mizuho Bank, Ltd. 0.28%–0.30% due 10/23/2015–11/5/2015[4]	118,500	118,483
Nordea Bank AB 0.27%–0.32% due 11/10/2015–12/14/2015[4]	90,000	89,973
Old Line Funding, LLC 0.28% due 10/5/2015[4]	35,000	34,999
Province of Ontario 0.13%–0.15% due 10/15/2015–10/21/2015	88,500	88,495
Svenska Handelsbanken Inc. 0.26%–0.30% due 10/23/2015–12/1/2015[4]	124,800	124,764
Thunder Bay Funding, LLC 0.28%–0.31% due 11/6/2015–11/10/2015[4]	75,000	74,981
Victory Receivables Corp. 0.19% due 10/28/2015[4]	22,700	22,696
Other securities		681,368

Total short-term securities (cost: $2,501,688,000)		2,502,077
Total investment securities 99.33% (cost: $21,754,620,000)		26,029,121
Other assets less liabilities 0.67%		175,051

Net assets 100.00%		$26,204,172

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including a portion of a security which was pledged as collateral. The total value of pledged collateral was $252,000, which represented less than .01% of the net assets of the fund.

SMALLCAP World Fund	13

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $340,312,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 9/30/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	10/19/2015	HSBC Bank	$23,959	A$ 33,400	$541
Australian dollars	10/26/2015	Barclays Bank PLC	$1,061	A$ 1,450	45
Australian dollars	11/25/2015	UBS AG	$1,397	A$ 2,000	(2)
British pounds	10/5/2015	JPMorgan Chase	$42,196	£27,548	524
British pounds	10/9/2015	Citibank	$54,060	£34,459	1,934
British pounds	10/9/2015	Barclays Bank PLC	$22,184	£14,140	795
British pounds	10/14/2015	Bank of America, N.A.	$72,798	£46,673	2,200
British pounds	10/14/2015	Barclays Bank PLC	$6,430	£4,122	194
British pounds	10/19/2015	UBS AG	$61,260	£39,721	1,177
British pounds	11/10/2015	Citibank	$75,824	£49,322	1,227
Canadian dollars	10/7/2015	UBS AG	$26,855	C$ 34,000	1,379
Euros	10/15/2015	Citibank	$10,441	€9,200	159
Euros	10/20/2015	HSBC Bank	$13,442	€11,884	159
Japanese yen	10/9/2015	JPMorgan Chase	$14,093	¥1,680,000	87
Japanese yen	10/9/2015	JPMorgan Chase	$7,557	¥900,000	54
Japanese yen	10/9/2015	Bank of America, N.A.	$28,338	¥3,395,000	35
Japanese yen	10/15/2015	Citibank	$3,019	¥364,000	(16)
Japanese yen	10/16/2015	UBS AG	$7,061	¥875,000	(234)
Japanese yen	10/21/2015	HSBC Bank	$9,957	¥1,200,000	(48)
Japanese yen	10/23/2015	UBS AG	$5,601	¥669,165	21
Japanese yen	10/23/2015	JPMorgan Chase	$9,372	¥1,125,000	(9)
Japanese yen	11/10/2015	Bank of America, N.A.	$49,613	¥5,940,000	73
Japanese yen	11/19/2015	Bank of New York Mellon	$5,033	¥625,000	(180)
Singapore dollars	11/24/2015	Barclays Bank PLC	$19,168	S$ 26,880	315
					$10,430

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2015, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	9/30/2015
	shares	Additions	Reductions	shares	(000)	(000)
Domino’s Pizza, Inc.	3,218,769	—	93,000	3,125,769	$3,712	$337,302
Molina Healthcare, Inc.[3]	3,488,100	410,000	—	3,898,100	—	268,384
Myriad Genetics, Inc.[3]	5,725,556	120,000	79,000	5,766,556	—	216,131
Ted Baker PLC[2]	3,154,993	13,000	—	3,167,993	1,997	153,870
GW Pharmaceuticals PLC (ADR)[3]	1,215,600	437,100	—	1,652,700	—	151,007
Demandware, Inc.[3]	1,803,000	726,356	—	2,529,356	—	130,717
EXACT Sciences Corp.[3,5]	3,001,000	3,800,000	—	6,801,000	—	122,350
Spire Healthcare Group PLC[2]	11,664,000	10,748,000	—	22,412,000	501	122,321
Emmi AG2	240,600	50,175	—	290,775	1,139	121,550
BCA Marketplace PLC[2,3]	—	42,870,000	—	42,870,000	—	110,886
CONMED Corp.	710,000	1,431,654	—	2,141,654	1,187	102,243
Zeltiq Aesthetics, Inc.[3]	3,002,044	—	—	3,002,044	—	96,155
King Slide Works Co., Ltd.[2]	4,913,000	1,770,000	—	6,683,000	1,481	91,490
Globant SA3	—	2,467,480	—	2,467,480	—	75,480
Zoopla Property Group PLC[2,5]	8,823,800	14,597,300	—	23,421,100	659	74,125
HKBN Ltd.[2]	—	60,888,000	—	60,888,000	—	70,449
Poundland Group PLC[2,5]	1,654,006	14,244,500	—	15,898,506	756	67,464
zooplus AG, non-registered shares[2,3]	148,400	379,378	—	527,778	—	66,561

14	SMALLCAP World Fund

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	9/30/2015
	shares	Additions	Reductions	shares	(000)	(000)
Takeuchi Mfg. Co., Ltd.[2]	1,232,300	2,587,600	49,500	3,770,400	$267	$66,275
Continental Building Products, Inc.[3]	2,705,000	330,700	—	3,035,700	—	62,353
eMemory Technology Inc.[2]	—	6,146,000	—	6,146,000	994	61,208
WHA Corp. PCL, foreign registered[2,3]	—	777,355,900	100,214,700	677,141,200	—	59,069
WHA Corp. PCL, warrants, expire 2020[3]	—	6,909,830	—	6,909,830	—	2,113
Finisar Corp.[3]	4,833,000	553,000	—	5,386,000	—	59,946
Inphi Corp.[3]	1,785,699	651,500	—	2,437,199	—	58,590
Entertainment One Ltd.[2]	13,659,782	2,594,300	1,000,000	15,254,082	160	57,373
Talmer Bancorp, Inc., Class A	3,068,056	365,972	—	3,434,028	130	57,177
POYA International Co., Ltd.[2]	4,712,660	875,556	—	5,588,216	1,030	55,967
NCC Group PLC[2,5]	5,665,000	7,685,000	—	13,350,000	680	55,375
Adaptimmune Therapeutics PLC[2,3,4]	—	16,938,900	—	16,938,900	—	30,752
Adaptimmune Therapeutics PLC (ADR)[3]	—	1,713,918	—	1,713,918	—	20,516
Adaptimmune Therapeutics Ltd., Series A, convertible preferred[2,6]	—	16,938,900	16,938,900	—	—	—
TechnoPro Holdings, Inc.[2]	—	1,845,000	—	1,845,000	1,353	49,093
Northgate PLC[2]	10,626,805	—	3,718,406	6,908,399	1,853	47,513
Lands’ End, Inc.[3]	1,300,000	404,000	—	1,704,000	—	46,025
Sirius Minerals Plc[2,3]	139,533,460	32,404,300	18,860,000	153,077,760	—	43,967
Sirius Minerals Plc, warrants, expire 2015[2,3]	40,000,000	—	13,400,000	26,600,000	—	1,066
Coupons.com Inc.[3]	4,587,996	293,617	—	4,881,613	—	43,935
Stock Spirits Group PLC[2]	16,000,000	—	525,257	15,474,743	671	43,308
Installed Building Products, Inc.[3]	2,068,345	240,000	604,306	1,704,039	—	43,078
RIB Software AG2	2,476,356	—	—	2,476,356	385	38,915
Tele Columbus AG2,3	—	2,976,000	—	2,976,000	—	37,275
Mothercare PLC[2,3]	4,450,000	6,360,000	—	10,810,000	—	36,195
Iridium Communications Inc.[3]	4,889,615	—	—	4,889,615	—	30,071
Iridium Communications Inc., Series A, convertible preferred[4]	60,000	—	—	60,000	—	5,009
Century Communities, Inc.[3]	—	1,716,000	—	1,716,000	—	34,063
Cox & Kings Ltd.[2]	9,592,000	1,425,346	886,521	10,130,825	153	31,825
Cox & Kings Ltd. (GDR)[2]	330,000	—	—	330,000	5	1,037
Novadaq Technologies Inc.[3]	2,505,948	579,000	—	3,084,948	—	32,176
Super Group Ltd.[2]	89,194,000	—	30,194,000	59,000,000	1,819	32,043
Actua Corp[3]	2,094,000	508,000	—	2,602,000	—	30,600
Twelve, Inc., Series C, convertible preferred[2,7]	—	3,475,770	—	3,475,770	—	28,953
Zegona Communications PLC[2,3]	—	12,305,654	—	12,305,654	—	28,841
Ocular Therapeutix, Inc.[3,5]	735,000	1,220,700	—	1,955,700	—	27,497
CCL Products (India) Ltd.[2]	—	7,278,328	—	7,278,328	111	26,235
Flexion Therapeutics, Inc.[3]	979,252	723,942	—	1,703,194	—	25,309
Domo, Inc., Series D-2, convertible preferred[2,7]	—	2,965,036	—	2,965,036	—	25,000
Acerta Pharma BV, Series B, convertible preferred[2,7]	—	2,173,914	—	2,173,914	—	24,786
Neovasc Inc. (CAD denominated)[2,3]	4,277,000	—	30,100	4,246,900	—	22,277
Neovasc Inc.[3]	—	503,836	—	503,836	—	2,489
ARC Document Solutions, Inc.[3]	3,734,755	856,372	830,804	3,760,323	—	22,374
J. Kumar Infraprojects Ltd.[2]	1,780,000	—	—	1,780,000	107	21,484
ChemoCentryx, Inc.[3]	3,426,800	40,440	—	3,467,240	—	20,977
TravelCenters of America LLC[3]	2,023,750	—	—	2,023,750	—	20,905
Beauty Community PCL, foreign registered[2]	—	150,000,000	—	150,000,000	453	18,791
Papa Murphy’s Holdings, Inc.[3]	1,102,000	100,000	—	1,202,000	—	17,645
KEYW Holding Corp.[3]	2,836,400	—	—	2,836,400	—	17,444
Sonus Networks, Inc.[3,5]	500,000	3,638,000	1,200,000	2,938,000	—	16,805
Suprema Inc.[2]	868,200	—	—	868,200	—	16,574
Trupanion, Inc.[3]	—	2,155,668	—	2,155,668	—	16,275
Mahindra Lifespace Developers Ltd.[2]	2,157,380	—	—	2,157,380	204	15,548
MagnaChip Semiconductor Corp.[3]	1,200,000	1,155,000	—	2,355,000	—	15,519
Sinmag Equipment Corp.[2,5]	75,000	3,802,020	—	3,877,020	828	14,066
Venture Global LNG, Inc., Class C2,3,7	—	4,240	—	4,240	—	12,720
Tidewater Midstream and Infrastructure Ltd.[2,4]	—	12,444,000	—	12,444,000	79	12,575
Greenko Group PLC[2,3]	9,748,155	—	—	9,748,155	—	10,768
EVINE Live Inc., Class A3	3,987,540	—	—	3,987,540	—	10,447
Mytrah Energy Ltd.[2,3]	10,418,000	—	—	10,418,000	—	9,937
Talwalkars Better Value Fitness Ltd.[2]	1,694,000	695,000	—	2,389,000	54	8,565
Xenon Pharmaceuticals Inc.[3]	—	1,030,000	—	1,030,000	—	8,508
Tribhovandas Bhimji Zaveri Ltd.[2]	4,335,732	—	—	4,335,732	65	7,648

SMALLCAP World Fund	15

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	9/30/2015
	shares	Additions	Reductions	shares	(000)	(000)
ITT Educational Services, Inc.[3]	1,519,000	350,000	—	1,869,000	$—	$6,411
RMP Energy Inc.[3]	—	6,670,300	—	6,670,300	—	6,348
Lekoil Ltd. (CDI)[2,3]	14,070,000	5,360,400	—	19,430,400	—	6,242
Lekoil Ltd. (CDI)[3,4,6]	5,360,400	—	5,360,400	—	—	—
Delphi Energy Corp.[3,5]	6,713,685	5,721,315	2,256,500	10,178,500	—	5,263
Savannah Petroleum PLC[2,3]	7,844,000	3,000,000	—	10,844,000	—	5,086
BNK Petroleum Inc.[3]	12,804,914	—	—	12,804,914	—	3,646
San Leon Energy PLC[2,3]	155,300,000	2,450,000	153,747,000	4,003,000	—	3,605
Altisource Asset Management Corp.[3]	56,153	82,607	21,834	116,926	—	2,800
7-Eleven Malaysia Holdings Bhd.[2,6]	76,209,600	—	76,209,600	—	601	—
AA PLC[2,3,6]	44,319,669	4,154,968	24,237,499	24,237,138	—	—
Achillion Pharmaceuticals, Inc.[3,6]	4,930,000	185,000	5,115,000	—	—	—
bluebird bio, Inc.[3,6]	2,287,565	—	699,000	1,588,565	—	—
Boer Power Holdings Ltd.[2,6]	39,202,000	—	8,364,000	30,838,000	1,681	—
Cape Lambert Resources Ltd.[3,6]	47,330,825	—	47,330,825	—	—	—
China High Precision Automation Group Ltd.[2,3,6]	53,032,000	—	53,032,000	—	—	—
Duluth Metals Ltd.[3,6]	7,024,000	—	7,024,000	—	—	—
Five Below, Inc.[3,6]	2,530,694	513,000	2,133,694	910,000	—	—
Frigoglass SAIC[2,3,6]	3,052,380	—	3,052,380	—	—	—
Galapagos NV2,3,6	2,422,427	—	969,892	1,452,535	—	—
Gem Diamonds Ltd.[2,3,6]	7,625,000	—	7,625,000	—	—	—
GI Dynamics, Inc. (CDI)[2,6]	30,320,000	—	30,320,000	—	—	—
Houston Wire & Cable Co.[6]	1,150,000	—	1,150,000	—	276	—
iEnergizer Ltd.[2,3,6]	7,650,500	—	—	7,650,500	—	—
Intrepid Potash, Inc.[3,6]	4,895,000	745,352	5,640,352	—	—	—
Kaveri Seed Co. Ltd.[2,6]	3,470,177	660,793	1,040,970	3,090,000	593	—
Lions Gate Entertainment Corp.[6]	7,146,000	—	269,000	6,877,000	1,774	—
Manappuram Finance Ltd.[2,6]	54,930,986	—	27,000,000	27,930,986	1,504	—
Mistras Group, Inc.[3,6]	1,460,000	—	1,460,000	—	—	—
Mood Media Corp. (CDI)[6]	3,710,000	—	3,710,000	—	—	—
Mood Media Corp.[3,6]	6,375,000	3,710,000	10,085,000	—	—	—
OM Group, Inc.[3,6]	1,560,000	—	1,560,000	—	246	—
Phorm Corp. Ltd.[2,3,6]	15,890,000	27,500,000	—	43,390,000	—	—
Powerland AG, non-registered shares[2,6]	1,200,000	—	1,200,000	—	—	—
Repco Home Finance Ltd.[2,6]	4,040,440	—	2,868,440	1,172,000	—	—
Stock Building Supply Holdings, Inc.[3,6]	1,785,000	—	1,205,778	579,222	—	—
Synageva BioPharma Corp.[3,6]	2,190,074	35,000	2,225,074	—	—	—
Tethys Petroleum Ltd.[3,6]	12,161,000	4,647,487	—	16,808,487	—	—
Tethys Petroleum Ltd. (GBP denominated)[3,6]	4,647,487	—	4,647,487	—	—	—
Tilaknager Industries Ltd.[6]	8,270,086	—	8,270,086	—	—	—
TriQuint Semiconductor, Inc.[3,6]	9,012,000	—	9,012,000	—	—	—
Ultragenyx Pharmaceutical Inc.[3,6]	1,628,457	33,743	486,294	1,175,906	—	—
VST Industries Ltd.[2,6]	1,003,400	—	338,400	665,000	942	—
Wizz Air Holdings PLC[2,3,6]	—	3,498,684	1,932,699	1,565,985	—	—
XenoPort, Inc.[3,6]	4,769,000	—	4,065,334	703,666	—	—
Xoom Corp.[3,6]	3,035,570	40,235	3,075,805	—	—	—
					$30,450	$4,218,756

16	SMALLCAP World Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $10,869,522,000, which represented 41.48% of the net assets of the fund. This amount includes $10,552,479,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Security did not produce income during the last 12 months.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,112,791,000, which represented 4.25% of the net assets of the fund.
[5]	This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2014; it was not publicly disclosed.
[6]	Unaffiliated issuer at 9/30/2015.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
Private placement securities	date(s)	(000)	(000)	assets
Twelve, Inc., Series C, convertible preferred	4/16/2015	$7,890	$28,953	.11%
Domo, Inc., Series D-2, convertible preferred	3/31/2015	25,000	25,000	.10
Acerta Pharma BV, Series B, convertible preferred	5/7/2015	25,000	24,786	.09
Venture Global LNG, Inc., Class C	5/1/2015	12,720	12,720	.05
Other private placement securities	8/27/2012-7/23/2014	102,008	107,094	.41
Total private placement securities		$172,618	$198,553	.76%

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

A$ = Australian dollars

CAD/C$ = Canadian dollars

€ = Euros

GBP/£ = British pounds

¥ = Japanese yen

S$ = Singapore dollars

See Notes to Financial Statements

SMALLCAP World Fund	17

Financial statements

Statement of assets and liabilities at September 30, 2015	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $18,140,200)	$21,810,365
Affiliated issuers (cost: $3,614,420)	4,218,756	$26,029,121
Cash denominated in currencies other than U.S. dollars (cost: $10,589)		10,589
Cash		7,142
Unrealized appreciation on open forward currency contracts		10,919
Receivables for:
Sales of investments	254,810
Sales of fund’s shares	35,284
Dividends and interest	25,007
Other	903	316,004
		26,373,775
Liabilities:
Unrealized depreciation on open forward currency contracts		489
Payables for:
Purchases of investments	92,721
Repurchases of fund’s shares	37,769
Closed forward currency contracts	109
Investment advisory services	14,002
Services provided by related parties	6,679
Directors’ deferred compensation	3,323
Other	14,511	169,114
		$26,204,172
Net assets at September 30, 2015

Net assets consist of:
Capital paid in on shares of capital stock		$20,296,206
Accumulated net investment loss		(181,544)
Undistributed net realized gain		1,817,640
Net unrealized appreciation		4,271,870
Net assets at September 30, 2015		$26,204,172

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,
$.01 par value (585,671 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$16,881,688	374,793	$45.04
Class B	64,642	1,565	41.32
Class C	847,000	20,796	40.73
Class F-1	661,601	14,834	44.60
Class F-2	1,487,410	32,746	45.42
Class 529-A	943,128	21,134	44.63
Class 529-B	9,692	233	41.70
Class 529-C	274,572	6,625	41.45
Class 529-E	49,351	1,131	43.63
Class 529-F-1	82,735	1,840	44.98
Class R-1	35,871	857	41.85
Class R-2	631,788	15,096	41.85
Class R-2E	66	1	45.04
Class R-3	775,990	17,815	43.56
Class R-4	714,802	15,986	44.71
Class R-5	474,251	10,324	45.94
Class R-6	2,269,585	49,895	45.49

See Notes to Financial Statements

18	SMALLCAP World Fund

Statement of operations for the year ended September 30, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,016; also includes $30,450 from affiliates)	$308,672
Interest (net of non-U.S. taxes of $70)	4,335	$313,007
Fees and expenses*:
Investment advisory services	170,815
Distribution services	70,479
Transfer agent services	41,123
Administrative services	6,451
Reports to shareholders	1,560
Registration statement and prospectus	1,006
Directors’ compensation	430
Auditing and legal	468
Custodian	3,816
State and local taxes	4
Other	1,410	297,562
Net investment income		15,445

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,637; also includes $280,714 net gain from affiliates)	1,892,044
Forward currency contracts	22,436
Currency transactions	(2,240)	1,912,240
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $13,377)	(1,441,236)
Forward currency contracts	5,153
Currency translations	776	(1,435,307)
Net realized gain and unrealized depreciation		476,933

Net increase in net assets resulting from operations		$492,378

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended September 30
	2015	2014
Operations:
Net investment income (loss)	$15,445	$(6,006)
Net realized gain	1,912,240	2,602,946
Net unrealized depreciation	(1,435,307)	(1,519,670)
Net increase in net assets resulting from operations	492,378	1,077,270

Distributions paid to shareholders from net realized gain on investments	(2,489,781)	(1,231,152)

Net capital share transactions	2,563,419	1,351,365

Total increase in net assets	566,016	1,197,483

Net assets:
Beginning of year	25,638,156	24,440,673
End of year (including accumulated net investment loss: $(181,544) and $(147,181), respectively)	$26,204,172	$25,638,156

See Notes to Financial Statements

SMALLCAP World Fund	19

Notes to financial statements

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

20	SMALLCAP World Fund

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

SMALLCAP World Fund	21

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$2,243,718	$2,300,638	$21	$4,544,377
Health care	3,661,040	874,053	—	4,535,093
Industrials	1,298,199	1,963,711	4,347	3,266,257
Information technology	1,825,349	1,398,782	5,273	3,229,404
Financials	1,569,732	1,181,850	—	2,751,582
Consumer staples	483,187	1,022,584	—	1,505,771
Materials	368,880	658,937	—	1,027,817
Utilities	14,306	239,541	—	253,847
Other	492,574	323,129	12,720	828,423
Miscellaneous	597,987	683,801	17,609	1,299,397
Preferred securities	1,255	—	—	1,255
Rights & warrants	2,113	1,966	12,105	16,184
Convertible stocks	—	5,009	168,455	173,464
Bonds, notes & other debt instruments	—	94,173	—	94,173
Short-term securities	—	2,502,077	—	2,502,077
Total	$12,558,340	$13,250,251	$220,530	$26,029,121

22	SMALLCAP World Fund

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$10,919	$—	$10,919
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(489)	—	(489)
Total	$—	$10,430	$—	$10,430

*	Securities with a value of $7,967,539,000, which represented 30.41% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

SMALLCAP World Fund	23

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, September 30, 2015 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$10,919	Unrealized depreciation on open forward currency contracts	$489
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	109
			$10,919		$598

		Net realized gain		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$22,436	Net unrealized appreciation on forward currency contracts	$5,153

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

24	SMALLCAP World Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of September 30, 2015 (dollars in thousands) if close-out netting was exercised:

	Gross amounts	Gross amounts not offset in the statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$2,308	$—	$—	$—	$2,308
Barclays Bank PLC	1,348	—	—	—	1,348
Citibank	3,320	(16)	—	—	3,304
HSBC Bank	700	(49)	—	—	651
JPMorgan Chase	666	(117)	—	—	549
UBS AG	2,577	(236)	—	—	2,341
Total	$10,919	$(418)	$—	$—	$10,501
Liabilities:
Bank of New York Mellon	$180	$—	$(180)	$—	$—
Citibank	16	(16)	—	—	—
HSBC Bank	49	(49)	—	—	—
JPMorgan Chase	117	(117)	—	—	—
UBS AG	236	(236)	—	—	—
Total	$598	$(418)	$(180)	$—	$—

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state tax authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2015, the fund reclassified $63,950,000 from accumulated net investment loss to capital paid in on shares of beneficial interest, $14,142,000 from undistributed net realized gain to accumulated net investment loss and $12,340,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

SMALLCAP World Fund	25

As of September 30, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed long-term capital gains	$1,671,404
Gross unrealized appreciation on investment securities	6,901,195
Gross unrealized depreciation on investment securities	(2,648,558)
Net unrealized appreciation on investment securities	4,252,637
Cost of investment securities	21,776,484

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2015			Year ended September 30, 2014
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class A	$—	$1,620,300	$1,620,300	$—	$819,310	$819,310
Class B	—	11,193	11,193	—	8,984	8,984
Class C	—	91,765	91,765	—	48,666	48,666
Class F-1	—	60,501	60,501	—	45,043	45,043
Class F-2	—	118,437	118,437	—	32,777	32,777
Class 529-A	—	91,365	91,365	—	44,604	44,604
Class 529-B	—	1,553	1,553	—	1,211	1,211
Class 529-C	—	28,795	28,795	—	14,431	14,431
Class 529-E	—	4,863	4,863	—	2,446	2,446
Class 529-F-1	—	7,765	7,765	—	3,680	3,680
Class R-1	—	3,940	3,940	—	2,147	2,147
Class R-2	—	69,423	69,423	—	37,717	37,717
Class R-2E*	—	1	1	—	—	—
Class R-3	—	78,623	78,623	—	42,124	42,124
Class R-4	—	69,525	69,525	—	34,905	34,905
Class R-5	—	43,654	43,654	—	27,390	27,390
Class R-6	—	188,078	188,078	—	65,717	65,717
Total	$—	$2,489,781	$2,489,781	$—	$1,231,152	$1,231,152

*	Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. For the year ended September 30, 2015, the investment advisory services fee was $170,815,000, which was equivalent to an annualized rate of 0.629% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

26	SMALLCAP World Fund

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529“) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended September 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$41,865		$30,281		$1,772		Not applicable
Class B	952		168		Not applicable		Not applicable
Class C	9,026		1,552		453		Not applicable
Class F-1	1,663		789		333		Not applicable
Class F-2	Not applicable		1,581		701		Not applicable
Class 529-A	2,118		1,378		497		$880
Class 529-B	136		22		7		12
Class 529-C	2,900		430		147		259
Class 529-E	258		46		26		46
Class 529-F-1	—		119		43		76
Class R-1	392		49		20		Not applicable
Class R-2	5,164		2,400		347		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	4,127		1,356		414		Not applicable
Class R-4	1,878		711		377		Not applicable
Class R-5	Not applicable		227		246		Not applicable
Class R-6	Not applicable		14		1,068		Not applicable
Total class-specific expenses	$70,479		$41,123		$6,451		$1,273

*	Amount less than one thousand.

SMALLCAP World Fund	27

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $430,000 in the fund’s statement of operations reflects $393,000 in current fees (either paid in cash or deferred) and a net increase of $37,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions		Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2015

Class A	$1,839,672	37,984		$1,593,438	35,036	$(2,142,761)	(44,637)	$1,290,349	28,383
Class B	1,779	40		11,120	265	(62,586)	(1,409)	(49,687)	(1,104)
Class C	148,950	3,381		90,963	2,199	(206,045)	(4,711)	33,868	869
Class F-1	197,926	4,099		59,775	1,327	(167,562)	(3,535)	90,139	1,891
Class F-2	551,145	11,287		113,364	2,477	(274,668)	(5,705)	389,841	8,059
Class 529-A	106,546	2,226		91,346	2,027	(116,697)	(2,445)	81,195	1,808
Class 529-B	341	7		1,551	37	(8,171)	(182)	(6,279)	(138)
Class 529-C	32,830	734		28,787	683	(42,251)	(947)	19,366	470
Class 529-E	6,186	132		4,861	110	(6,858)	(147)	4,189	95
Class 529-F-1	17,050	353		7,763	171	(15,780)	(327)	9,033	197
Class R-1	8,027	178		3,930	93	(12,360)	(275)	(403)	(4)
Class R-2	148,953	3,305		69,391	1,633	(218,478)	(4,872)	(134)	66
Class R-2E	73	1		—	—	(10)	— [2]	63	1
Class R-3	198,149	4,222		78,595	1,783	(248,364)	(5,318)	28,380	687
Class R-4	180,779	3,752		69,524	1,540	(207,906)	(4,354)	42,397	938
Class R-5	122,897	2,496		43,649	943	(110,861)	(2,273)	55,685	1,166
Class R-6	611,527	12,665		188,059	4,106	(224,169)	(4,871)	575,417	11,900
Total net increase (decrease)	$4,172,830	86,862		$2,456,116	54,430	$(4,065,527)	(86,008)	$2,563,419	55,284

Year ended September 30, 2014

Class A	$1,773,336	35,700		$806,618	16,543	$(2,096,014)	(42,216)	$483,940	10,027
Class B	3,569	77		8,918	195	(75,332)	(1,622)	(62,845)	(1,350)
Class C	142,256	3,097		48,176	1,067	(203,684)	(4,439)	(13,252)	(275)
Class F-1	282,255	5,746		44,660	924	(570,459)	(11,619)	(243,544)	(4,949)
Class F-2	693,213	13,899		30,757	629	(132,925)	(2,668)	591,045	11,860
Class 529-A	111,968	2,271		44,594	921	(101,340)	(2,052)	55,222	1,140
Class 529-B	635	13		1,211	26	(10,160)	(216)	(8,314)	(177)
Class 529-C	35,995	770		14,425	314	(38,441)	(821)	11,979	263
Class 529-E	5,793	119		2,446	51	(6,380)	(131)	1,859	39
Class 529-F-1	15,345	309		3,679	76	(12,328)	(248)	6,696	137
Class R-1	9,478	202		2,139	46	(13,283)	(282)	(1,666)	(34)
Class R-2	144,638	3,074		37,700	816	(219,917)	(4,681)	(37,579)	(791)
Class R-2E3	10	—	[2]	—	—	—	—	10	— [2]
Class R-3	199,353	4,114		42,110	885	(259,313)	(5,358)	(17,850)	(359)
Class R-4	191,098	3,875		34,902	721	(207,103)	(4,203)	18,897	393
Class R-5	119,562	2,382		27,377	554	(243,151)	(4,893)	(96,212)	(1,957)
Class R-6	709,607	14,300		65,717	1,344	(112,345)	(2,256)	662,979	13,388
Total net increase (decrease)	$4,438,111	89,948		$1,215,429	25,112	$(4,302,175)	(87,705)	$1,351,365	27,355

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

28	SMALLCAP World Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,322,547,000 and $8,649,769,000, respectively, during the year ended September 30, 2015.

SMALLCAP World Fund	29

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class A:
Year ended 9/30/2015	$48.66	$.04	$1.09	$1.13	$—	$(4.75)	$(4.75)	$45.04	2.25%	$16,882	1.07%	.08%
Year ended 9/30/2014	48.91	.01	2.17	2.18	—	(2.43)	(2.43)	48.66	4.43	16,857	1.07	.02
Year ended 9/30/2013	39.27	.06	10.12	10.18	(.54)	—	(.54)	48.91	26.29	16,454	1.13	.15
Year ended 9/30/2012	31.45	.08	7.85	7.93	(.11)	—	(.11)	39.27	25.26	13,557	1.14	.23
Year ended 9/30/2011	35.82	.09	(3.94)	(3.85)	(.52)	—	(.52)	31.45	(11.01)	11,926	1.09	.23
Class B:
Year ended 9/30/2015	45.33	(.32)	1.06	.74	—	(4.75)	(4.75)	41.32	1.49	65	1.83	(.72)
Year ended 9/30/2014	46.06	(.36)	2.06	1.70	—	(2.43)	(2.43)	45.33	3.66	121	1.83	(.77)
Year ended 9/30/2013	36.95	(.26)	9.56	9.30	(.19)	—	(.19)	46.06	25.29	185	1.89	(.63)
Year ended 9/30/2012	29.72	(.20)	7.43	7.23	—	—	—	36.95	24.33	214	1.90	(.58)
Year ended 9/30/2011	33.87	(.20)	(3.71)	(3.91)	(.24)	—	(.24)	29.72	(11.68)	266	1.86	(.55)
Class C:
Year ended 9/30/2015	44.77	(.32)	1.03	.71	—	(4.75)	(4.75)	40.73	1.45	847	1.87	(.73)
Year ended 9/30/2014	45.54	(.36)	2.02	1.66	—	(2.43)	(2.43)	44.77	3.61	892	1.87	(.79)
Year ended 9/30/2013	36.60	(.26)	9.45	9.19	(.25)	—	(.25)	45.54	25.26	920	1.93	(.65)
Year ended 9/30/2012	29.44	(.19)	7.35	7.16	—	—	—	36.60	24.32	779	1.93	(.56)
Year ended 9/30/2011	33.61	(.19)	(3.69)	(3.88)	(.29)	—	(.29)	29.44	(11.70)	725	1.86	(.53)
Class F-1:
Year ended 9/30/2015	48.23	.04	1.08	1.12	—	(4.75)	(4.75)	44.60	2.25	662	1.07	.08
Year ended 9/30/2014	48.51	—	2.15	2.15	—	(2.43)	(2.43)	48.23	4.42	624	1.09	—
Year ended 9/30/2013	38.94	.09	10.03	10.12	(.55)	—	(.55)	48.51	26.33	868	1.07	.21
Year ended 9/30/2012	31.18	.09	7.78	7.87	(.11)	—	(.11)	38.94	25.30	655	1.12	.25
Year ended 9/30/2011	35.53	.10	(3.92)	(3.82)	(.53)	—	(.53)	31.18	(11.02)	583	1.08	.25
Class F-2:
Year ended 9/30/2015	48.92	.17	1.08	1.25	—	(4.75)	(4.75)	45.42	2.50	1,487	.82	.35
Year ended 9/30/2014	49.03	.15	2.17	2.32	—	(2.43)	(2.43)	48.92	4.72	1,208	.81	.31
Year ended 9/30/2013	39.38	.21	10.12	10.33	(.68)	—	(.68)	49.03	26.68	629	.82	.48
Year ended 9/30/2012	31.54	.20	7.86	8.06	(.22)	—	(.22)	39.38	25.69	344	.83	.55
Year ended 9/30/2011	35.93	.20	(3.96)	(3.76)	(.63)	—	(.63)	31.54	(10.79)	266	.82	.53
Class 529-A:
Year ended 9/30/2015	48.29	—	1.09	1.09	—	(4.75)	(4.75)	44.63	2.16	943	1.15	—
Year ended 9/30/2014	48.59	(.03)	2.16	2.13	—	(2.43)	(2.43)	48.29	4.37	933	1.15	(.05)
Year ended 9/30/2013	39.03	.04	10.05	10.09	(.53)	—	(.53)	48.59	26.18	884	1.19	.09
Year ended 9/30/2012	31.27	.07	7.80	7.87	(.11)	—	(.11)	39.03	25.22	689	1.19	.19
Year ended 9/30/2011	35.63	.08	(3.92)	(3.84)	(.52)	—	(.52)	31.27	(11.05)	541	1.14	.20
Class 529-B:
Year ended 9/30/2015	45.75	(.37)	1.07	.70	—	(4.75)	(4.75)	41.70	1.36	10	1.94	(.83)
Year ended 9/30/2014	46.52	(.42)	2.08	1.66	—	(2.43)	(2.43)	45.75	3.53	17	1.95	(.89)
Year ended 9/30/2013	37.30	(.30)	9.66	9.36	(.14)	—	(.14)	46.52	25.17	25	1.99	(.73)
Year ended 9/30/2012	30.03	(.23)	7.50	7.27	—	—	—	37.30	24.21	30	2.01	(.68)
Year ended 9/30/2011	34.23	(.23)	(3.76)	(3.99)	(.21)	—	(.21)	30.03	(11.78)	36	1.95	(.63)

30	SMALLCAP World Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 9/30/2015	$45.50	$(.35)	$1.05	$.70	$—	$(4.75)	$(4.75)	$41.45	1.37%	$274		1.93%		(.78)%
Year ended 9/30/2014	46.27	(.40)	2.06	1.66	—	(2.43)	(2.43)	45.50	3.53	280		1.94		(.85)
Year ended 9/30/2013	37.20	(.29)	9.60	9.31	(.24)	—	(.24)	46.27	25.21	273		1.98		(.70)
Year ended 9/30/2012	29.95	(.21)	7.46	7.25	—	—	—	37.20	24.21	222		2.00		(.62)
Year ended 9/30/2011	34.19	(.22)	(3.76)	(3.98)	(.26)	—	(.26)	29.95	(11.77)	186		1.94		(.61)
Class 529-E:
Year ended 9/30/2015	47.41	(.11)	1.08	.97	—	(4.75)	(4.75)	43.63	1.95	49		1.38		(.23)
Year ended 9/30/2014	47.87	(.14)	2.11	1.97	—	(2.43)	(2.43)	47.41	4.10	49		1.39		(.30)
Year ended 9/30/2013	38.45	(.06)	9.91	9.85	(.43)	—	(.43)	47.87	25.90	48		1.43		(.15)
Year ended 9/30/2012	30.79	(.03)	7.70	7.67	(.01)	—	(.01)	38.45	24.90	38		1.45		(.07)
Year ended 9/30/2011	35.11	(.03)	(3.87)	(3.90)	(.42)	—	(.42)	30.79	(11.32)	31		1.43		(.08)
Class 529-F-1:
Year ended 9/30/2015	48.53	.11	1.09	1.20	—	(4.75)	(4.75)	44.98	2.42	83		.93		.22
Year ended 9/30/2014	48.73	.08	2.15	2.23	—	(2.43)	(2.43)	48.53	4.57	80		.94		.16
Year ended 9/30/2013	39.14	.13	10.07	10.20	(.61)	—	(.61)	48.73	26.43	73		.98		.30
Year ended 9/30/2012	31.35	.14	7.83	7.97	(.18)	—	(.18)	39.14	25.51	53		.99		.39
Year ended 9/30/2011	35.72	.15	(3.94)	(3.79)	(.58)	—	(.58)	31.35	(10.90)	43		.94		.40
Class R-1:
Year ended 9/30/2015	45.85	(.31)	1.06	.75	—	(4.75)	(4.75)	41.85	1.48	36		1.82		(.68)
Year ended 9/30/2014	46.56	(.35)	2.07	1.72	—	(2.43)	(2.43)	45.85	3.66	39		1.82		(.74)
Year ended 9/30/2013	37.40	(.23)	9.66	9.43	(.27)	—	(.27)	46.56	25.37	42		1.84		(.57)
Year ended 9/30/2012	30.07	(.17)	7.50	7.33	—	—	—	37.40	24.38	37		1.86		(.50)
Year ended 9/30/2011	34.32	(.19)	(3.77)	(3.96)	(.29)	—	(.29)	30.07	(11.68)	35		1.84		(.52)
Class R-2:
Year ended 9/30/2015	45.84	(.29)	1.05	.76	—	(4.75)	(4.75)	41.85	1.53	632		1.79		(.65)
Year ended 9/30/2014	46.56	(.35)	2.06	1.71	—	(2.43)	(2.43)	45.84	3.64	689		1.83		(.75)
Year ended 9/30/2013	37.39	(.23)	9.67	9.44	(.27)	—	(.27)	46.56	25.41	736		1.83		(.55)
Year ended 9/30/2012	30.07	(.18)	7.50	7.32	—	—	—	37.39	24.34	647		1.89		(.52)
Year ended 9/30/2011	34.30	(.20)	(3.76)	(3.96)	(.27)	—	(.27)	30.07	(11.72)	581		1.86		(.54)
Class R-2E:
Year ended 9/30/2015	48.67	.01	1.11	1.12	—	(4.75)	(4.75)	45.04	2.23 [3]	—	[4]	1.26	[3]	.01 [3]
Period from 8/29/2014 to 9/30/2014[5,6]	50.83	(.01)	(2.15)	(2.16)	—	—	—	48.67	(4.25)[7,8]	—	[4]	.08	[7,8]	(.01)[7,8]
Class R-3:
Year ended 9/30/2015	47.34	(.10)	1.07	.97	—	(4.75)	(4.75)	43.56	1.93	776		1.37		(.22)
Year ended 9/30/2014	47.79	(.14)	2.12	1.98	—	(2.43)	(2.43)	47.34	4.12	811		1.39		(.30)
Year ended 9/30/2013	38.39	(.05)	9.89	9.84	(.44)	—	(.44)	47.79	25.90	836		1.40		(.12)
Year ended 9/30/2012	30.73	(.02)	7.68	7.66	—	—	—	38.39	24.92	694		1.42		(.05)
Year ended 9/30/2011	35.03	(.03)	(3.84)	(3.87)	(.43)	—	(.43)	30.73	(11.28)	586		1.41		(.08)

See page 32 for footnotes.

SMALLCAP World Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class R-4:
Year ended 9/30/2015	$48.33	$.05	$1.08	$1.13	$—	$(4.75)	$(4.75)	$44.71	2.27%	$715	1.05%	.10%
Year ended 9/30/2014	48.59	.02	2.15	2.17	—	(2.43)	(2.43)	48.33	4.46	727	1.06	.03
Year ended 9/30/2013	39.03	.09	10.04	10.13	(.57)	—	(.57)	48.59	26.31	712	1.07	.21
Year ended 9/30/2012	31.25	.11	7.80	7.91	(.13)	—	(.13)	39.03	25.38	550	1.08	.30
Year ended 9/30/2011	35.60	.10	(3.91)	(3.81)	(.54)	—	(.54)	31.25	(10.98)	441	1.07	.26
Class R-5:
Year ended 9/30/2015	49.39	.20	1.10	1.30	—	(4.75)	(4.75)	45.94	2.57	474	.75	.40
Year ended 9/30/2014	49.46	.15	2.21	2.36	—	(2.43)	(2.43)	49.39	4.78	452	.76	.29
Year ended 9/30/2013	39.71	.22	10.22	10.44	(.69)	—	(.69)	49.46	26.72	550	.77	.51
Year ended 9/30/2012	31.80	.22	7.93	8.15	(.24)	—	(.24)	39.71	25.77	384	.78	.60
Year ended 9/30/2011	36.21	.22	(3.99)	(3.77)	(.64)	—	(.64)	31.80	(10.74)	314	.77	.56
Class R-6:
Year ended 9/30/2015	48.93	.22	1.09	1.31	—	(4.75)	(4.75)	45.49	2.63	2,269	.71	.45
Year ended 9/30/2014	49.00	.21	2.15	2.36	—	(2.43)	(2.43)	48.93	4.82	1,859	.71	.41
Year ended 9/30/2013	39.34	.25	10.12	10.37	(.71)	—	(.71)	49.00	26.80	1,206	.72	.57
Year ended 9/30/2012	31.52	.24	7.84	8.08	(.26)	—	(.26)	39.34	25.79	768	.73	.67
Year ended 9/30/2011	35.89	.24	(3.96)	(3.72)	(.65)	—	(.65)	31.52	(10.68)	494	.72	.64

	Year ended September 30
	2015	2014	2013	2012	2011

Portfolio turnover rate for all share classes	33%	38%	37%	35%	39%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[4]	Amount less than $1 million.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[8]	Not annualized.

See Notes to Financial Statements

32	SMALLCAP World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 11, 2015

SMALLCAP World Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2015, through September 30, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	SMALLCAP World Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	4/1/2015	9/30/2015	during period*	expense ratio
Class A - actual return	$1,000.00	$943.44	$5.12	1.05%
Class A - assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class B - actual return	1,000.00	940.17	8.71	1.79
Class B - assumed 5% return	1,000.00	1,016.09	9.05	1.79
Class C - actual return	1,000.00	939.79	9.00	1.85
Class C - assumed 5% return	1,000.00	1,015.79	9.35	1.85
Class F-1 - actual return	1,000.00	943.55	5.26	1.08
Class F-1 - assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class F-2 - actual return	1,000.00	944.67	3.95	.81
Class F-2 - assumed 5% return	1,000.00	1,021.01	4.10	.81
Class 529-A - actual return	1,000.00	943.17	5.50	1.13
Class 529-A - assumed 5% return	1,000.00	1,019.40	5.72	1.13
Class 529-B - actual return	1,000.00	939.42	9.29	1.91
Class 529-B - assumed 5% return	1,000.00	1,015.49	9.65	1.91
Class 529-C - actual return	1,000.00	939.46	9.29	1.91
Class 529-C - assumed 5% return	1,000.00	1,015.49	9.65	1.91
Class 529-E - actual return	1,000.00	942.14	6.62	1.36
Class 529-E - assumed 5% return	1,000.00	1,018.25	6.88	1.36
Class 529-F-1 - actual return	1,000.00	944.16	4.48	.92
Class 529-F-1 - assumed 5% return	1,000.00	1,020.46	4.66	.92
Class R-1 - actual return	1,000.00	939.83	8.85	1.82
Class R-1 - assumed 5% return	1,000.00	1,015.94	9.20	1.82
Class R-2 - actual return	1,000.00	940.26	8.61	1.77
Class R-2 - assumed 5% return	1,000.00	1,016.19	8.95	1.77
Class R-2E - actual return	1,000.00	942.49	6.62	1.36
Class R-2E - assumed 5% return	1,000.00	1,018.25	6.88	1.36
Class R-3 - actual return	1,000.00	942.03	6.62	1.36
Class R-3 - assumed 5% return	1,000.00	1,018.25	6.88	1.36
Class R-4 - actual return	1,000.00	943.46	5.12	1.05
Class R-4 - assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class R-5 - actual return	1,000.00	944.89	3.66	.75
Class R-5 - assumed 5% return	1,000.00	1,021.31	3.80	.75
Class R-6 - actual return	1,000.00	945.35	3.41	.70
Class R-6 - assumed 5% return	1,000.00	1,021.56	3.55	.70

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

SMALLCAP World Fund	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2015:

Foreign taxes	$0.03 per share
Foreign source income	$0.41 per share
Long-term capital gains	$2,489,781,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

36	SMALLCAP World Fund

Approval of Investment Advisory and Service Agreement

The SMALLCAP World Fund board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing long term growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the MSCI All Country World Small Cap Index and the Lipper Global Small-/Mid-Cap Funds Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime period, 20-year period, 10-year period, and five-year period (where data comparisons are available). The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Global Small-/Mid-Cap Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

SMALLCAP World Fund	37

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the potential benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	SMALLCAP World Fund

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director
Ronald P. Badie, 1942	2010	Retired; former Vice Chairman, Deutsche Bank Alex. Brown (retired 2002)	3	Amphenol Corporation; Nautilus, Inc.
Joseph C. Berenato, 1946 Chairman of the Board (Independent and Non-Executive)	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	Ducommun Incorporated
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Robert J. Denison, 1941	2010	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 1947	2008	Founder and President, MAD Ink (communications company)	10	None
John G. Freund, 1953	2000	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	3	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.; XenoPort, Inc.
Linda Griego, 1947	2015	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William H. Kling, 1942	1990	President Emeritus and former CEO, American Public Media	10	None
Christopher E. Stone, 1956	2007	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

Interested directors4,5

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director	Other directorships[3] held by director
Jonathan Knowles, PhD, 1961 Vice Chairman of the Board	2000	Partner – Capital World Investors, Capital International, Inc.;[6] Director, The Capital Group Companies, Inc.[6]	1	None
Gregory W. Wendt, 1961 President	1992	Partner – Capital Research Global Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 40 for footnotes.

SMALLCAP World Fund	39

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 1953 Executive Vice President	2007	Director, Capital Research and Management Company; Senior Vice President – Fund Business Management Group, Capital Research and Management Company
Brady L. Enright, 1967 Senior Vice President	2004	Partner – Capital World Investors, Capital Research and Management Company
J. Blair Frank, 1966 Senior Vice President	1999	Partner – Capital Research Global Investors, Capital Research and Management Company
Lawrence Kymisis, 1970 Senior Vice President	2008	Partner – Capital Research Global Investors, Capital Research Company[6]
Julian N. Abdey, 1972 Vice President	2014	Partner – Capital World Investors, Capital Research and Management Company
Walter R. Burkley, 1966 Vice President	2007	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[6]
Bradford F. Freer, 1969 Vice President	2008	Partner – Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President – Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 1971 Treasurer	2010	Vice President – Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President – Investment Operations, Capital Research and Management Company
Neal F. Wellons, 1971 Assistant Treasurer	2008	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, except Julian N. Abdey, J. Blair Frank and Lawrence Kymisis, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

40	SMALLCAP World Fund

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” – which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2015, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM —has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$145,000
2015	$159,000

b) Audit-Related Fees:
2014	$ 6,000
2015	$ 10,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$ 37,000
2015	$ 34,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$ 993,000
2015	$1,148,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2014	$ 41,000
2015	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$ 3,000
2015	$ 5,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,421,000 for fiscal year 2014 and $1,487,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

SMALLCAP World Fund®
Investment portfolio
September 30, 2015
Common stocks 88.70% Consumer discretionary 17.34%	Shares	Value (000)
Domino’s Pizza, Inc.[1]	3,125,769	$337,302
Lions Gate Entertainment Corp.	6,877,000	253,074
Ted Baker PLC[1,2]	3,167,993	153,870
Dollarama Inc.	2,078,000	140,345
BCA Marketplace PLC[1,2,3]	42,870,000	110,886
Paddy Power PLC[2]	886,051	101,967
YOOX SpA[2,3]	2,998,469	90,485
ASKUL Corp.[2]	2,193,600	83,500
Melco International Development Ltd.[2]	67,307,000	82,977
Tesla Motors, Inc.[3]	303,200	75,315
Mr Price Group Ltd.[2]	4,926,826	68,765
Inchcape PLC[2]	6,271,200	68,387
Poundland Group PLC[1,2]	15,898,506	67,464
zooplus AG, non-registered shares[1,2,3]	527,778	66,561
Cedar Fair, LP	1,240,000	65,236
Penske Automotive Group, Inc.	1,345,000	65,152
Eros International PLC, Class A3	2,386,666	64,893
Jarden Corp.[3]	1,293,750	63,238
Brinker International, Inc.	1,162,500	61,229
Gentex Corp.	3,909,134	60,592
Domino’s Pizza Enterprises Ltd.[2]	2,084,956	59,044
TOD’S SpA[2]	655,000	57,470
ASOS PLC[2,3]	1,369,755	57,422
Entertainment One Ltd.[1,2]	15,254,082	57,373
POYA International Co., Ltd.[1,2]	5,588,216	55,967
Eclat Textile Co., Ltd.[2]	3,305,840	52,286
Tiffany & Co.	667,000	51,506
Jubilant FoodWorks Ltd.[2]	1,960,788	47,938
Greene King PLC[2]	3,946,618	47,558
Brunello Cucinelli SpA[2]	2,573,331	46,690
Lands’ End, Inc.[1,3]	1,704,000	46,025
Matahari Department Store Tbk PT2	40,820,000	44,973
Installed Building Products, Inc.[1,3]	1,704,039	43,078
Sotheby’s Holdings, Inc.	1,320,000	42,214
Rightmove PLC[2]	763,000	42,208
Chow Sang Sang Holdings International Ltd.[2]	20,666,000	41,528
Ocado Group PLC[2,3]	8,533,708	41,403
Skechers USA, Inc., Class A3	300,000	40,224
TopBuild Corp.[3]	1,259,977	39,021
Nord Anglia Education, Inc.[3]	1,910,000	38,830
Tele Columbus AG1,2,3	2,976,000	37,275
Stella International Holdings Ltd.[2]	15,079,500	36,968
Mothercare PLC[1,2,3]	10,810,000	36,195
Jumbo SA2	4,087,964	35,948
John Wiley & Sons, Inc., Class A	715,800	35,811
Moncler SpA[2]	1,981,400	35,528
Century Communities, Inc.[1,3]	1,716,000	34,063
SMALLCAP World Fund — Page 1 of 16

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Boyd Gaming Corp.[3]	2,049,000	$33,399
Cox & Kings Ltd.[1,2]	10,130,825	31,825
Cox & Kings Ltd. (GDR)[1,2]	330,000	1,036
Netflix, Inc.[3]	318,000	32,837
Belmond Ltd., Class A3	3,153,000	31,877
Ctrip.com International, Ltd. (ADR)[3]	491,000	31,021
Five Below, Inc.[3]	910,000	30,558
Pacific Textiles Holdings Ltd.[2]	22,275,000	30,379
Standard Pacific Corp.[3]	3,754,000	30,032
Cie. Plastic Omnium SA2	1,295,995	29,708
ClubCorp Holdings, Inc.	1,351,000	28,992
Homeinns Hotel Group (ADR)[3]	1,006,000	28,912
Chipotle Mexican Grill, Inc.[3]	39,890	28,731
Planet Fitness, Inc., Class A3	1,480,275	25,372
L’Occitane International SA2	12,102,051	25,328
ServiceMaster Global Holdings, Inc.[3]	753,000	25,263
Daily Mail and General Trust PLC, Class A, nonvoting[2]	2,210,000	25,242
TAKKT AG2	1,301,778	24,428
Zee Entertainment Enterprises Ltd.[2]	3,885,000	23,296
Six Flags Entertainment Corp.	500,000	22,890
TravelCenters of America LLC[1,3]	2,023,750	20,905
Habit Restaurants, Inc., Class A3	955,000	20,447
China Lodging Group, Ltd. (ADR)[3]	840,000	20,437
Estácio Participações SA, ordinary nominative	5,675,000	20,183
Brunswick Corp.	405,000	19,395
Resorttrust, Inc.[2]	777,000	19,385
World Wrestling Entertainment, Inc., Class A	1,140,000	19,266
Hathway Cable and Datacom Ltd.[2,3,4]	35,250,000	19,212
Lennar Corp., Class A	394,000	18,963
Beauty Community PCL, foreign registered[1,2]	150,000,000	18,791
Titan Co. Ltd.[2]	3,760,000	18,419
START TODAY Co., Ltd.[2]	553,100	18,354
OSIM International Ltd[2]	15,871,000	18,156
Papa Murphy’s Holdings, Inc.[1,3]	1,202,000	17,645
Whistler Blackcomb Holdings Inc.	1,043,637	16,814
Toll Brothers, Inc.[3]	471,800	16,154
Topps Tiles PLC[2]	7,000,000	15,482
I.T Limited[2]	57,710,000	15,147
B2W - Cia. Digital, ordinary nominative[3]	3,911,100	14,660
D.R. Horton, Inc.	490,000	14,386
Cavco Industries, Inc.[3]	204,000	13,890
Techtronic Industries Co. Ltd.[2]	3,570,000	13,297
Arcos Dorados Holdings Inc., Class A	4,735,000	12,879
Intercontinental Hotels Group PLC[2]	371,045	12,832
Tarena International, Inc., Class A (ADR)[3]	1,343,520	12,737
DO & CO AG, non-registered shares[2]	150,000	12,151
Merida Industry Co., Ltd.[2]	2,217,600	11,866
Valeo SA, non-registered shares[2]	86,000	11,646
HUGO BOSS AG2	99,231	11,128
Playmates Toys Ltd.[2]	57,268,000	11,105
Melco Crown Entertainment Ltd. (ADR)	800,000	11,008
William Hill PLC[2]	2,047,800	10,886
Major Cineplex Group PCL[2]	12,268,000	10,833
EVINE Live Inc., Class A1,3	3,987,540	10,447
GVC Holdings PLC[2]	1,663,694	10,265
SMALLCAP World Fund — Page 2 of 16

Common stocks Consumer discretionary (continued)	Shares	Value (000)
American Axle & Manufacturing Holdings, Inc.[3]	505,000	$10,070
Dick Smith Holdings Ltd.[2]	10,890,940	9,893
Café de Coral Holdings Ltd.[2]	2,820,000	9,443
Zhongsheng Group Holdings Ltd.[2]	22,854,000	9,297
Talwalkars Better Value Fitness Ltd.[1,2]	2,389,000	8,565
Mattress Firm Holding Corp.[3]	200,000	8,352
Sitoy Group Holdings Ltd.[2]	16,745,800	8,304
DSW Inc., Class A	320,000	8,099
Hankook Tire Co., Ltd.[2]	233,473	7,828
Tribhovandas Bhimji Zaveri Ltd.[1,2]	4,335,732	7,648
Samsonite International SA2	2,175,000	7,139
SHW AG, non-registered shares[2]	300,000	6,754
PT Multipolar Tbk[2]	317,486,000	6,688
ITT Educational Services, Inc.[1,3]	1,869,000	6,411
POLYTEC Holding AG, non-registered shares[2]	834,369	6,348
International Housewares Retail Co. Ltd.[2]	29,700,000	6,277
Ace Hardware Indonesia Tbk PT2	174,400,000	6,036
Ripley Corp SA	17,201,967	5,685
Qunar Cayman Islands Ltd., Class B (ADR)[3]	182,000	5,473
GAEC Educação SA, ordinary nominative	2,214,000	5,411
Parkson Retail Asia Ltd.[2]	23,182,000	5,212
Central European Media Enterprises Ltd., Class A3	2,220,000	4,795
NagaCorp Ltd.[2]	7,330,000	4,411
Sa Sa International Holdings Ltd.[2]	9,750,000	3,778
Phorm Corp. Ltd.[2,3]	43,390,000	3,201
Future Bright Holdings Ltd.[2]	26,052,000	2,910
China Zenix Auto International Ltd. (ADR)[3]	2,152,000	2,174
PT Astra Otoparts Tbk[2]	12,616,700	1,338
Mulberry Group PLC[2,3]	52,890	721
Five Star Travel Corp.[2,3,4]	96,033	21
Ten Alps PLC[2,3]	343,900	14
		4,544,377
Health care 17.31%
Incyte Corp.[3]	4,054,883	447,375
Molina Healthcare, Inc.[1,3]	3,898,100	268,384
Myriad Genetics, Inc.[1,3]	5,766,556	216,131
Endo International PLC[3]	2,672,381	185,143
Hikma Pharmaceuticals PLC[2]	4,794,253	165,645
GW Pharmaceuticals PLC (ADR)[1,3]	1,652,700	151,007
bluebird bio, Inc.[3]	1,588,565	135,902
athenahealth, Inc.[3]	929,371	123,932
EXACT Sciences Corp.[1,3]	6,801,000	122,350
Spire Healthcare Group PLC[1,2]	22,412,000	122,321
Ultragenyx Pharmaceutical Inc.[3]	1,175,906	113,252
Centene Corp.[3]	1,959,439	106,260
Kite Pharma, Inc.[3]	1,855,562	103,318
CONMED Corp.[1]	2,141,654	102,243
Zeltiq Aesthetics, Inc.[1,3]	3,002,044	96,155
BioMarin Pharmaceutical Inc.[3]	883,852	93,087
Sysmex Corp.[2]	1,698,000	89,788
Juno Therapeutics, Inc.[3]	2,107,501	85,754
Illumina, Inc.[3]	435,800	76,622
NuVasive, Inc.[3]	1,373,000	66,206
Intuitive Surgical, Inc.[3]	135,000	62,043
SMALLCAP World Fund — Page 3 of 16

Common stocks Health care (continued)	Shares	Value (000)
Hologic, Inc.[3]	1,580,740	$61,854
Insulet Corp.[3]	2,374,000	61,510
Galapagos NV2,3	1,452,535	59,486
Teleflex Inc.	460,700	57,224
Prothena Corp. PLC[3]	1,223,114	55,456
Alnylam Pharmaceuticals, Inc.[3]	647,603	52,041
Adaptimmune Therapeutics PLC[1,2,3,4]	16,938,900	30,752
Adaptimmune Therapeutics PLC (ADR)[1,3]	1,713,918	20,515
ACADIA Pharmaceuticals Inc.[3]	1,381,000	45,670
Brookdale Senior Living Inc.[3]	1,935,000	44,428
Axovant Sciences Ltd.[3]	3,339,800	43,150
HeartWare International, Inc.[3]	799,100	41,801
Team Health Holdings, Inc.[3]	727,000	39,280
Mitra Keluarga Karyasehat Tbk PT2	18,750,000	37,879
Neurocrine Biosciences, Inc.[3]	927,500	36,905
WellCare Health Plans, Inc.[3]	425,000	36,626
ZS Pharma, Inc.[3]	540,000	35,456
Agios Pharmaceuticals, Inc.[3]	488,000	34,448
Novadaq Technologies Inc.[1,3]	3,084,948	32,176
Sartorius AG, non-registered shares, nonvoting preferred[2]	129,343	30,799
Genomma Lab Internacional, SAB de CV, Series B3	36,988,000	30,785
Virbac SA2	169,500	29,286
Thoratec Corp.[3]	435,000	27,518
Ocular Therapeutix, Inc.[1,3]	1,955,700	27,497
Primary Health Care Ltd.[2]	10,068,512	26,850
Capio AB2,3	4,263,608	25,780
China Biologic Products, Inc.[3]	283,500	25,464
INC Research Holdings, Inc., Class A3	633,116	25,325
Flexion Therapeutics, Inc.[1,3]	1,703,194	25,309
QIAGEN NV2,3	968,751	24,987
Neovasc Inc. (CAD denominated)[1,2,3]	4,246,900	22,277
Neovasc Inc.[1,3]	503,836	2,489
Sawai Pharmaceutical Co., Ltd.[2]	423,400	24,730
Circassia Pharmaceuticals PLC[2,3]	5,390,575	23,908
Fleury SA, ordinary nominative	5,825,000	23,876
Diplomat Pharmacy, Inc.[3]	828,600	23,806
Tong Ren Tang Technologies Co., Ltd., Class H2	16,820,000	23,004
Gerresheimer AG, non-registered shares[2]	310,000	22,614
Eurofins Scientific SE, non-registered shares[2]	73,500	22,611
Fisher & Paykel Healthcare Corp. Ltd.[2]	4,832,437	21,941
Genmab A/S2,3	235,000	21,603
NantKwest, Inc.[3]	1,470,703	16,854
Conkwest, Inc.[2,3,4]	416,587	4,297
ChemoCentryx, Inc.[1,3]	3,467,240	20,977
Wright Medical Group, Inc.[3]	853,485	17,940
Press Ganey Holdings, Inc.[3]	600,000	17,754
Momenta Pharmaceuticals, Inc.[3]	1,040,000	17,066
PerkinElmer, Inc.	360,000	16,546
Zafgen, Inc.[3]	512,644	16,379
Trupanion, Inc.[1,3]	2,155,668	16,275
Krka, dd, Novo mesto[2]	231,262	15,660
Ironwood Pharmaceuticals, Inc., Class A3	1,475,000	15,370
Grifols, SA, Class B (ADR)	308,200	9,369
Grifols, SA, Class A, non-registered shares[2]	135,000	5,584
Regulus Therapeutics Inc.[3]	2,015,000	13,178
SMALLCAP World Fund — Page 4 of 16

Common stocks Health care (continued)	Shares	Value (000)
Mesoblast Ltd.[2,3]	4,700,000	$10,464
PT Siloam International Hospitals Tbk[2]	10,075,300	8,533
Xenon Pharmaceuticals Inc.[1,3]	1,030,000	8,508
Celldex Therapeutics, Inc.[3]	627,000	6,609
OTCPharm PJSC[2,3]	924,610	3,254
XenoPort, Inc.[3]	703,666	2,442
		4,535,093
Industrials 12.47%
Hoshizaki Electric Co., Ltd.[2]	2,780,700	195,044
Moog Inc., Class A3	2,572,800	139,111
ITT Corp.	3,508,121	117,276
AA PLC[2,3]	24,237,138	104,128
King Slide Works Co., Ltd.[1,2]	6,683,000	91,490
Loomis AB, Class B2	3,363,042	88,199
Oshkosh Corp.	2,235,600	81,219
MonotaRO Co., Ltd.[2]	3,396,800	78,193
NIBE Industrier AB, Class B2	2,489,000	73,051
Spirax-Sarco Engineering PLC[2]	1,717,392	72,910
Takeuchi Mfg. Co., Ltd.[1,2]	3,770,400	66,275
IDEX Corp.	875,000	62,387
Continental Building Products, Inc.[1,3]	3,035,700	62,353
Havells India Ltd.[2]	16,048,000	61,838
Waste Connections, Inc.	1,206,000	58,587
BELIMO Holding AG2	26,826	56,467
PARK24 Co., Ltd.[2]	2,859,900	53,808
Boer Power Holdings Ltd.[2]	30,838,000	52,256
Johnson Electric Holdings Ltd.[2]	15,754,875	51,948
NORMA Group SE, non-registered shares[2]	1,051,339	51,597
TechnoPro Holdings, Inc.[1,2]	1,845,000	49,093
Wizz Air Holdings PLC[2,3]	1,565,985	48,552
Exponent, Inc.	1,070,000	47,679
Northgate PLC[1,2]	6,908,399	47,513
Gujarat Pipavav Port Ltd.[2,3]	16,729,000	47,432
IMCD Group BV2	1,295,000	44,655
Grupo Aeroportuario del Pacífico SAB de CV	5,094,455	44,306
Clean Harbors, Inc.[3]	1,004,700	44,177
Landstar System, Inc.	691,000	43,858
Watsco, Inc.	350,000	41,468
Masco Corp.	1,625,000	40,918
TransDigm Group Inc.[3]	190,000	40,358
Generac Holdings Inc.[3]	1,319,300	39,698
American Airlines Group Inc.	987,500	38,345
ABM Industries Inc.	1,317,000	35,967
Amara Raja Batteries Ltd.[2]	2,173,886	34,230
SolarCity Corp.[3]	795,000	33,954
Dätwyler Holding Inc., non-registered shares[2]	247,200	33,601
Orbital ATK, Inc.	449,000	32,270
Grupo Aeroportuario del Centro Norte, SAB de CV, Series B	6,470,000	32,080
Flughafen Zürich AG2	44,800	31,215
Rheinmetall AG2	510,000	31,208
Boyd Group Income Fund	654,500	30,329
Summit Ascent Holdings Ltd.[2,3]	51,620,000	26,973
Michael Page International PLC[2]	3,585,000	25,767
Meggitt PLC[2]	3,470,000	25,055
SMALLCAP World Fund — Page 5 of 16

Common stocks Industrials (continued)	Shares	Value (000)
CIMC Enric Holdings Ltd.[2]	42,398,000	$24,287
LT Group, Inc.[2]	108,370,000	23,441
Univar Inc.[3]	1,263,400	22,931
Graco Inc.	340,000	22,790
ARC Document Solutions, Inc.[1,3]	3,760,323	22,374
Alliance Global Group, Inc.[2]	66,295,000	21,764
J. Kumar Infraprojects Ltd.[1,2]	1,780,000	21,484
Intertek Group PLC[2]	577,000	21,269
Veda Group Ltd.[2]	10,950,000	20,582
Carborundum Universal Ltd.[2]	7,985,000	19,432
PayPoint PLC[2]	1,220,000	18,877
Unique Engineering and Construction PCL[2]	33,852,000	18,699
AKR Corporindo Tbk PT2	45,744,500	18,330
Regus PLC[2]	3,888,000	18,071
WageWorks, Inc.[3]	400,000	18,032
Alaska Air Group, Inc.	220,000	17,479
KEYW Holding Corp.[1,3]	2,836,400	17,444
Robert Half International Inc.	337,000	17,241
Virgin America Inc.[3]	500,000	17,115
Teleperformance SA2	204,247	15,492
Bossard Holding AG2	154,874	14,514
Chart Industries, Inc.[3]	745,700	14,325
The Brink’s Co.	521,000	14,072
Sinmag Equipment Corp.[1,2]	3,877,020	14,066
Stabilus SA, non-registered shares[2,3]	359,000	12,949
Valmont Industries, Inc.	135,000	12,810
Rotork PLC[2]	5,105,911	12,756
INDUS Holding AG2	282,854	12,640
Tidewater Midstream and Infrastructure Ltd.[1,2,4]	12,444,000	12,575
Geberit AG2	41,000	12,553
Japan Airport Terminal Co. Ltd.[2]	287,900	12,439
Pegasus Hava Tasimaciligi AS2,3	2,050,000	11,970
DKSH Holding AG2	179,551	11,378
Shun Tak Holdings Ltd.[2]	29,850,000	11,339
USG Corp.[3]	397,000	10,568
Stock Building Supply Holdings, Inc.[3]	579,222	10,200
Briggs & Stratton Corp.	500,000	9,655
Harmonic Drive Systems Inc.[2]	610,000	8,768
Orient Overseas (International) Ltd.[2]	1,753,000	8,258
Aeroflot - Russian Airlines OJSC[2,3]	14,079,000	7,607
Shanghai Industrial Holdings Ltd.[2]	2,105,000	4,677
TD Power Systems Ltd.[2]	1,009,087	4,624
Jungheinrich AG, nonvoting preferred[2]	63,000	4,555
COSCO Pacific Ltd.[2,2]	3,622,000	4,347
Avianca Holdings SA, preferred, restricted-voting (ADR)[3]	666,700	3,160
China Automation Group Ltd.[2]	17,077,000	1,817
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative[3]	1,464,901	1,663
		3,266,257
Information technology 12.32%
Qorvo, Inc.[3]	3,884,370	174,991
Kakaku.com, Inc.[2]	10,380,000	168,763
AAC Technologies Holdings Inc.[2]	26,351,500	164,832
Zynga Inc., Class A3	61,055,000	139,205
Demandware, Inc.[1,3]	2,529,356	130,717
SMALLCAP World Fund — Page 6 of 16

Common stocks Information technology (continued)	Shares	Value (000)
Palo Alto Networks, Inc.[3]	558,050	$95,985
Halma PLC[2]	8,477,237	92,733
CDW Corp.	2,060,000	84,172
EPAM Systems, Inc.[3]	1,105,400	82,374
DeNA Co., Ltd.[2]	4,061,000	75,820
Globant SA1,3	2,467,480	75,480
Zoopla Property Group PLC[1,2]	23,421,100	74,125
Semiconductor Manufacturing International Corp.[2,3]	787,175,000	71,136
eMemory Technology Inc.[1,2]	6,146,000	61,208
Finisar Corp.[1,3]	5,386,000	59,946
Inphi Corp.[1,3]	2,437,199	58,590
Topcon Corp.[2]	4,363,110	57,049
NCC Group PLC[1,2]	13,350,000	55,375
Hermes Microvision Inc.[2]	1,405,000	53,731
Nemetschek AG2	1,345,072	50,512
Cypress Semiconductor Corp.[3]	5,161,000	43,972
Coupons.com Inc.[1,3]	4,881,613	43,935
Zebra Technologies Corp., Class A3	568,900	43,549
Hamamatsu Photonics KK2	1,831,830	41,458
Pandora Media, Inc.[3]	1,925,000	41,079
RIB Software AG1,2	2,476,356	38,915
WEX Inc.[3]	440,574	38,259
MercadoLibre, Inc.	416,000	37,881
National Instruments Corp.	1,344,264	37,357
Sophos Group PLC[2,3]	10,281,700	36,353
QLogic Corp.[3]	3,505,719	35,934
Auto Trader Group plc[2,3]	6,674,700	34,296
Syntel, Inc.[3]	750,043	33,984
Gogo Inc.[3]	2,115,000	32,317
JUST EAT PLC[2,3]	5,170,767	32,164
Dolby Laboratories, Inc., Class A	958,400	31,244
Actua Corp[1,3]	2,602,000	30,600
OBIC Co., Ltd.[2]	632,500	29,009
QIWI PLC, Class B (ADR)	1,788,000	28,823
58.com Inc., Class A (ADR)[3]	610,000	28,701
Ellie Mae, Inc.[3]	425,000	28,292
Cray Inc.[3]	1,403,772	27,809
SUNeVision Holdings Ltd.[2]	89,298,000	27,635
YY Inc., Class A (ADR)[3]	482,000	26,288
Silicon Laboratories Inc.[3]	616,992	25,630
VTech Holdings Ltd.[2]	2,142,000	25,471
TravelSky Technology Ltd., Class H2	19,960,000	25,331
Criteo SA (ADR)[3]	670,000	25,152
Mail.Ru Group Ltd. (GDR)[2,3]	1,377,171	24,010
Autodesk, Inc.[3]	530,000	23,394
RingCentral, Inc., Class A3	1,285,000	23,323
Wix.com Ltd.[3]	1,330,000	23,169
Alcatel-Lucent[2,3]	6,271,532	23,089
Atmel Corp.	2,553,040	20,603
ASM International NV2	623,000	20,209
Hana Microelectronics PCL[2]	23,935,000	18,698
ASM Pacific Technology Ltd.[2]	2,734,000	18,053
CoStar Group, Inc.[3]	100,000	17,306
Sonus Networks, Inc.[1,3]	2,938,000	16,805
Suprema Inc.[1,2]	868,200	16,574
SMALLCAP World Fund — Page 7 of 16

Common stocks Information technology (continued)	Shares	Value (000)
MagnaChip Semiconductor Corp.[1,3]	2,355,000	$15,519
Trimble Navigation Ltd.[3]	840,000	13,793
Viavi Solutions Inc.[3]	2,489,000	13,366
Persistent Systems Ltd.[2]	1,296,535	13,210
Alten SA, non-registered shares[2]	250,000	12,843
Taiyo Yuden Co., Ltd.[2]	960,000	12,541
Aiming Inc.[2,3]	1,252,500	11,588
ON Semiconductor Corp.[3]	1,230,000	11,562
KLA-Tencor Corp.	225,000	11,250
Ultimate Software Group, Inc.[3]	55,700	9,971
Ixia[3]	671,430	9,729
Semtech Corp.[3]	620,000	9,362
M/A-COM Technology Solutions Holdings, Inc.[3]	304,476	8,827
GoDaddy Inc., Class A3	342,600	8,637
Lumentum Holdings Inc.[3]	497,800	8,438
Veeco Instruments Inc.[3]	395,767	8,117
Tableau Software, Inc., Class A3	100,000	7,978
SciQuest, Inc.[3]	706,890	7,069
iDreamSky Technology Ltd., Class A (ADR)[3]	643,000	6,494
Jay Mart PCL[2]	22,812,500	5,544
Cognex Corp.	161,202	5,541
Goldpac Group Ltd.[2]	10,509,000	5,350
Good Technology Corp.[2,3,4,5]	3,636,364	5,273
Tangoe, Inc.[3]	327,118	2,355
iEnergizer Ltd.[2,3]	7,650,500	1,157
Remark Media, Inc.[3]	108,065	475
		3,229,404
Financials 10.50%
Kotak Mahindra Bank Ltd.[2]	20,057,040	199,063
SVB Financial Group[3]	1,305,700	150,861
Validus Holdings, Ltd.	2,813,000	126,782
Umpqua Holdings Corp.	7,004,541	114,174
VZ Holding AG2	310,100	96,486
GT Capital Holdings, Inc.[2]	3,485,200	94,624
Indiabulls Housing Finance Ltd.[2]	7,725,000	94,437
PacWest Bancorp	1,942,149	83,143
Financial Engines, Inc.	2,520,930	74,292
First Republic Bank	1,141,825	71,672
East West Bancorp, Inc.	1,855,000	71,269
Shriram Transport Finance Co. Ltd.[2]	4,928,739	69,608
HCC Insurance Holdings, Inc.	772,000	59,807
WHA Corp. PCL, foreign[1,2,3]	677,141,200	59,069
Kemper Corp.	1,626,000	57,512
Talmer Bancorp, Inc., Class A1	3,434,028	57,177
Outfront Media Inc.	2,640,929	54,931
Bank of the Ozarks, Inc.	1,240,000	54,262
Cathay General Bancorp, Inc.	1,788,000	53,568
Avanza Bank Holding AB2	1,280,526	52,605
Bajaj Finance Ltd.[2]	608,716	47,720
Great Western Bancorp, Inc.	1,617,000	41,023
Texas Capital Bancshares, Inc.[3]	728,000	38,162
PSG Group Ltd.[2]	2,210,000	35,505
Janus Capital Group Inc.	2,543,000	34,585
Foxtons Group PLC[2]	9,596,590	34,510
SMALLCAP World Fund — Page 8 of 16

Common stocks Financials (continued)	Shares	Value (000)
Fibra Uno Administración, SA de CV	15,355,891	$31,711
Altisource Residential Corp.	2,188,650	30,466
Zegona Communications PLC[1,2,3]	12,305,654	28,841
Endurance Specialty Holdings Ltd.	470,040	28,687
GRUH Finance Ltd.[2]	6,900,000	28,052
City Union Bank Ltd.[2]	19,813,000	27,793
CenterState Banks, Inc.	1,802,399	26,495
Inversiones La Construcción SA	2,412,964	26,024
Old Republic International Corp.	1,635,000	25,571
Mercury General Corp.	500,000	25,255
Greenhill & Co., Inc.	885,500	25,210
Cerved Information Solutions SPA, non-registered shares[2]	3,352,011	24,741
EFG International AG2	2,225,378	23,740
Onex Corp.	400,000	23,089
RenaissanceRe Holdings Ltd.	205,000	21,796
GRIVALIA PROPERTIES Real Estate Investments Co.[2]	2,441,633	21,758
Signature Bank[3]	157,800	21,707
LSL Property Services PLC[2]	4,166,350	21,615
Land and Houses PCL, nonvoting depository receipt[2]	95,470,000	21,224
Gaming and Leisure Properties, Inc.	700,000	20,790
RE/MAX Holdings, Inc., Class A	550,000	19,789
Numis Corp. PLC[2]	5,514,282	19,627
ICRA Ltd.[2]	296,877	18,368
Bank of Ireland[2,3]	45,456,798	17,666
Sino-Ocean Land Holdings Ltd.[2]	30,764,317	16,921
CRISIL Ltd.[2]	570,000	15,934
Mahindra Lifespace Developers Ltd.[1,2]	2,157,380	15,548
Chailease Holding Co. Ltd.[2]	9,689,680	15,200
Banca Generali SpA[2]	493,000	13,926
K. Wah International Holdings Ltd.[2]	34,759,947	13,886
Cascade Bancorp[3]	2,450,962	13,260
Repco Home Finance Ltd.[2]	1,172,000	13,164
InfraREIT, Inc.	538,900	12,761
Clifton Bancorp Inc.	816,606	11,334
Square 1 Financial, Inc., Class A3	435,788	11,189
Macquarie Mexican REIT	8,661,000	10,938
Green Bancorp, Inc.[3]	953,125	10,923
LendingClub Corp.[3]	788,344	10,430
Manappuram Finance Ltd.[2]	27,930,986	10,369
BankUnited, Inc.	261,000	9,331
National Bank of Pakistan[2]	16,845,000	8,252
Moelis & Co., Class A	264,900	6,956
Soundwill Holdings Ltd.[2]	5,690,000	6,794
Tune Ins Holdings Bhd.[2]	18,416,000	5,455
Premium Leisure Corp.[2]	242,500,000	5,104
Golden Wheel Tiandi Holdings Co. Ltd.[2]	45,970,000	4,245
Altisource Asset Management Corp.[1,3]	116,926	2,800
		2,751,582
Consumer staples 5.75%
Emami Ltd.[2]	7,665,000	134,870
Emmi AG1,2	290,775	121,550
Sprouts Farmers Market, Inc.[3]	5,543,000	116,957
Pinnacle Foods Inc.	2,389,050	100,053
Raia Drogasil SA, ordinary nominative	9,627,374	94,950
SMALLCAP World Fund — Page 9 of 16

Common stocks Consumer staples (continued)	Shares	Value (000)
Herbalife Ltd.[3]	1,390,500	$75,782
Lion Corp.[2]	7,637,000	67,331
Glanbia PLC[2]	3,550,200	66,102
Puregold Price Club, Inc.[2]	92,261,300	61,253
COSMOS Pharmaceutical Corp.[2]	450,200	53,148
Coca-Cola Icecek AS, Class C2	3,877,512	44,372
Stock Spirits Group PLC[1,2]	15,474,743	43,308
Pigeon Corp.[2]	1,491,000	35,006
Hypermarcas SA, ordinary nominative[3]	8,592,600	33,118
Nu Skin Enterprises, Inc., Class A	792,000	32,694
Super Group Ltd.[1,2]	59,000,000	32,043
Fresh Del Monte Produce Inc.	750,000	29,633
PZ Cussons PLC[2]	6,675,000	29,383
CCL Products (India) Ltd.[1,2]	7,278,328	26,235
Davide Campari-Milano SpA[2]	3,150,000	25,133
Ezaki Glico Co., Ltd.[2]	488,000	22,587
Eurocash SA2	1,762,000	20,750
Emperador Inc.[2]	135,870,000	20,351
Kaveri Seed Co. Ltd.[2]	3,090,000	20,146
Refresco Gerber NV2,3	1,260,000	19,729
Kernel Holding SA2	1,642,578	19,483
Treasury Wine Estates Ltd.[2]	4,206,860	19,445
Lenta Ltd. (GDR)[2,3]	2,097,000	15,729
Lenta Ltd. (GDR)[2,3,4]	348,700	2,616
Karex Bhd.[2,3]	23,363,250	17,312
VST Industries Ltd.[2]	665,000	16,275
Petra Foods Ltd.[2]	9,183,000	16,208
HITEJINRO CO., LTD.[2]	751,679	14,538
Convenience Retail Asia Ltd.[2]	30,076,000	14,514
Del Monte Pacific Ltd.[2]	66,733,314	14,181
CALBEE, Inc.[2]	350,000	11,376
Sundrug Co., Ltd.[2]	174,900	9,247
Real Nutriceutical Group Ltd.[2]	29,667,000	5,107
R.E.A. Holdings PLC[2]	800,000	3,256
		1,505,771
Materials 3.92%
Chr. Hansen Holding A/S2	2,593,200	145,221
James Hardie Industries PLC (CDI)[2]	7,355,000	88,770
AptarGroup, Inc.	1,060,000	69,918
PolyOne Corp.	2,049,000	60,118
Silgan Holdings Inc.	1,011,500	52,638
Sirius Minerals Plc[1,2,3]	153,077,760	43,967
Stillwater Mining Co.[3]	4,115,000	42,508
SK Kaken Co.,Ltd.[2]	428,000	41,872
Buzzi Unicem SPA[2]	2,015,558	33,776
Mayr-Melnhof Karton AG, non-registered shares[2]	292,300	33,739
Stella-Jones Inc.	1,040,000	33,534
CCL Industries Inc., Class B, non-voting	200,000	28,075
FUCHS PETROLUB SE2	657,143	25,266
CPMC Holdings Ltd.[2]	46,500,000	25,034
Lenzing AG2	328,000	24,636
Arkema SA2	345,000	22,388
Lundin Mining Corp.[3]	7,910,000	22,346
Huhtamäki Oyj[2]	724,000	22,143
SMALLCAP World Fund — Page 10 of 16

Common stocks Materials (continued)	Shares	Value (000)
Nampak Ltd.[2]	11,858,075	$22,111
UPL Ltd.[2]	2,950,000	20,665
Symrise AG2	320,500	19,252
Boral Ltd.[2]	5,166,000	19,145
Synthomer PLC[2]	3,600,000	18,562
Valspar Corp.	249,800	17,956
Croda International PLC[2]	422,000	17,333
United States Steel Corp.	1,403,000	14,619
Mountain Province Diamonds Inc.[3]	4,964,264	12,797
Dongpeng Holdings Co. Ltd.[2]	24,240,000	8,181
Yingde Gases Group Co. Ltd.[2]	19,168,000	7,920
Greatview Aseptic Packaging Co. Ltd.[2]	16,320,000	7,585
ArtGo Holdings Ltd.[2,3]	40,427,000	6,895
HudBay Minerals Inc.	1,765,000	6,520
Kenmare Resources PLC[2,3]	109,972,782	3,214
Constellium NV, Class A3	524,000	3,175
Platinum Group Metals Ltd.[3]	13,475,000	3,029
Kennady Diamonds Inc.[3]	372,952	844
Rusoro Mining Ltd.[3]	21,437,000	803
Sundance Resources Ltd.[2,3]	58,500,000	657
Hummingbird Resources PLC[2,3]	1,650,000	605
		1,027,817
Energy 2.29%
InterOil Corp.[3]	2,344,500	79,033
Diamondback Energy, Inc.[3]	1,080,950	69,829
Peyto Exploration & Development Corp.	2,248,800	46,762
Oasis Petroleum Inc.[3]	4,213,000	36,569
Nostrum Oil & Gas PLC[2]	4,396,557	30,773
Petronet LNG Ltd.[2]	10,460,000	29,727
Oil States International, Inc.[3]	1,127,500	29,462
Concho Resources Inc.[3]	279,500	27,475
Keyera Corp.	952,400	26,228
Parsley Energy, Inc., Class A3	1,467,200	22,111
Veresen Inc.	2,737,000	20,920
Synergy Resources Corp.[3]	1,871,323	18,339
Memorial Resource Development Corp.[3]	955,000	16,789
Ophir Energy PLC[2,3]	11,100,000	15,118
WorleyParsons Ltd.[2]	3,585,000	14,934
Venture Global LNG, Inc., Class C1,2,3,5	4,240	12,720
Tourmaline Oil Corp.[3]	410,000	9,546
Genel Energy PLC[2,3]	2,224,800	9,358
Falkland Oil and Gas Ltd.[2,3]	24,225,000	8,918
Clayton Williams Energy, Inc.[3]	201,000	7,801
Gulf Keystone Petroleum Ltd.[2,3,4]	15,715,000	7,639
Gulf Marine Services PLC[2]	3,920,000	6,825
RMP Energy Inc.[1,3]	6,670,300	6,348
Lekoil Ltd. (CDI)[1,2,3]	19,430,400	6,242
Amerisur Resources PLC[2,3]	16,000,000	6,064
Delphi Energy Corp.[1,3]	10,178,500	5,263
Savannah Petroleum PLC[1,2,3]	10,844,000	5,086
Core Laboratories NV	40,000	3,992
BNK Petroleum Inc.[1,3]	12,804,914	3,646
San Leon Energy PLC[1,2,3]	4,003,000	3,605
Africa Oil Corp. (SEK denominated)[2,3]	2,683,000	3,152
SMALLCAP World Fund — Page 11 of 16

Common stocks Energy (continued)	Shares	Value (000)
Aker Solutions ASA[2]	637,000	$2,204
Cairn Energy PLC[2,3]	723,600	1,536
SBM Offshore NV2,3	120,000	1,519
Tethys Petroleum Ltd.[3]	16,808,487	1,008
Borders & Southern Petroleum PLC[2,3]	20,265,000	971
Range Resources Ltd.[2,3]	98,902,224	847
Paramount Resources Ltd.[3]	70,980	523
African Petroleum Corp. Ltd.[2,3]	14,458,909	427
Esrey Energy Ltd.[3]	650,000	32
		599,341
Utilities 0.97%
ENN Energy Holdings Ltd.[2]	19,994,000	96,472
CESC Ltd.[2]	4,970,000	39,251
Ratchaburi Electricity Generating Holding PCL[2]	12,397,200	18,292
Ratchaburi Electricity Generating Holding PCL, nonvoting depository receipts[2]	7,945,000	11,723
CT Environmental Group Ltd.[2]	64,072,000	20,183
Huadian Fuxin Energy Corp. Ltd., Class H2	47,270,000	16,392
Greenko Group PLC[1,2,3]	9,748,155	10,768
Mytrah Energy Ltd.[1,2,3]	10,418,000	9,937
Manila Water Co., Inc.[2]	20,263,600	9,438
NRG Yield, Inc., Class C	335,523	3,896
NRG Yield, Inc., Class A	335,523	3,741
Energy World Corp. Ltd.[2,3]	50,606,000	7,085
NextEra Energy Partners, LP, restricted-voting shares	305,900	6,669
		253,847
Telecommunication services 0.87%
HKBN Ltd.[1,2]	60,888,000	70,449
Orange Polska SA2	19,400,000	37,162
Reliance Communications Ltd.[2,3]	31,945,000	33,130
Cogent Communications Holdings, Inc.	1,135,000	30,827
Iridium Communications Inc.[1,3]	4,889,615	30,071
Total Access Communication PCL[2]	9,964,000	15,895
Hutchison Telecommunications Hong Kong Holdings Ltd.[2]	28,662,000	11,548
NewSat Ltd.[2,3]	26,555,563	—
Let’s GOWEX, SA, non-registered shares[2,3]	106,245	—
		229,082
Miscellaneous 4.96%
Other common stocks in initial period of acquisition		1,299,397
Total common stocks (cost: $19,011,776,000)		23,241,968
Preferred securities 0.00% Consumer discretionary 0.00%
Zee Entertainment Enterprises Ltd., 6.00% preferred, expires 2022	81,585,000	1,119
Consumer staples 0.00%
R.E.A. Holdings PLC 9.00%	96,000	136
Total preferred securities (cost: $731,000)		1,255
SMALLCAP World Fund — Page 12 of 16

Rights & warrants 0.06% Information technology 0.05%	Shares	Value (000)
Foursquare Labs, Inc., warrants, expire 2033[2,3,5]	1,163,990	$12,105
Financials 0.01%
WHA Corp. PCL, warrants, expire 2020[1,3]	6,909,830	2,113
Materials 0.00%
Sirius Minerals Plc, warrants, expire 2015[1,2,3]	26,600,000	1,066
Consumer discretionary 0.00%
Central European Media Enterprises Ltd., warrants, expire 2018[2,3]	751,800	900
Total rights & warrants (cost: $927,000)		16,184
Convertible stocks 0.66% Health care 0.39%
Proteus Digital Health, Inc., Series G, convertible preferred[2,5]	3,044,139	40,000
Twelve, Inc., Series C, convertible preferred[1,2,5]	3,475,770	28,953
Acerta Pharma BV, Series B, convertible preferred[1,2,5]	2,173,914	24,786
Stemcentrx, Inc., Series F-1, convertible preferred[2,5]	332,000	7,649
		101,388
Information technology 0.25%
Domo, Inc., Series D-2, convertible preferred[1,2,5]	2,965,036	25,000
DocuSign, Inc., Series E, convertible preferred[2,5]	1,236,304	19,904
DocuSign, Inc., Series B, convertible preferred[2,5]	66,593	1,072
DocuSign, Inc., Series D, convertible preferred[2,5]	47,810	770
DocuSign, Inc., Series B1, convertible preferred[2,5]	19,947	321
Foursquare Labs, Inc., Series D, convertible preferred[2,5]	1,551,988	20,000
		67,067
Telecommunication services 0.02%
Iridium Communications Inc., Series A, convertible preferred[1,4]	60,000	5,009
Total convertible stocks (cost: $145,162,000)		173,464
Bonds, notes & other debt instruments 0.36% U.S. Treasury bonds & notes 0.33% U.S. Treasury 0.33%	Principal amount (000)
U.S. Treasury 0.25% 2015[6]	$75,557	75,572
U.S. Treasury 0.25% 2015	2,475	2,475
U.S. Treasury 2.125% 2016	7,775	7,840
Total U.S. Treasury bonds & notes		85,887
Corporate bonds & notes 0.03% Energy 0.02%
Clayton Williams Energy Inc. 7.75% 2019	4,950	4,214
SMALLCAP World Fund — Page 13 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary 0.01%	Principal amount (000)	Value (000)
Central European Media Enterprises Ltd., First Lien, 15.00% 2017[7]	$4,184	$4,072
Total corporate bonds & notes		8,286
Total bonds, notes & other debt instruments (cost: $94,336,000)		94,173
Short-term securities 9.55%
American Honda Finance Corp. 0.17% due 10/22/2015–10/23/2015	90,000	89,993
ANZ New Zealand (International) Ltd. 0.41% due 1/14/2016[4]	50,900	50,852
AstraZeneca PLC 0.15% due 11/24/2015[4]	54,700	54,685
Bank of Montreal 0.00% due 11/13/2015–12/2/2015	75,000	75,010
Bank of Nova Scotia 0.27% due 10/13/2015[4]	68,800	68,798
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.24% due 11/17/2015	50,000	49,986
BNP Paribas Finance Inc. 0.15% due 10/1/2015	40,000	40,000
CAFCO, LLC 0.14% due 11/16/2015	7,000	6,999
Chariot Funding, LLC 0.42% due 1/4/2016[4]	38,100	38,064
ExxonMobil Corp. 0.09% due 10/15/2015	20,400	20,399
Fannie Mae 0.20% due 12/14/2015	48,100	48,098
Federal Home Loan Bank 0.10%–0.22% due 10/19/2015–2/8/2016	576,300	576,276
Freddie Mac 0.11%–0.25% due 11/2/2015–1/27/2016	352,900	352,877
International Bank for Reconstruction and Developement 0.17% due 10/27/2015	50,000	50,000
KfW 0.21%–0.23% due 10/23/2015–11/9/2015[4]	147,200	147,189
Microsoft Corp. 0.18% due 12/9/2015[4]	35,000	34,993
Mitsubishi UFJ Trust and Banking Corp. 0.22% due 10/14/2015[4]	50,000	49,997
Mizuho Bank, Ltd. 0.28%–0.30% due 10/23/2015–11/5/2015[4]	118,500	118,483
Nordea Bank AB 0.27%–0.32% due 11/10/2015–12/14/2015[4]	90,000	89,973
Old Line Funding, LLC 0.28% due 10/5/2015[4]	35,000	34,999
Province of Ontario 0.13%–0.15% due 10/15/2015–10/21/2015	88,500	88,495
Sumitomo Mitsui Banking Corp. 0.19% due 10/16/2015[4]	30,200	30,198
Svenska Handelsbanken Inc. 0.26%–0.30% due 10/23/2015–12/1/2015[4]	124,800	124,764
Thunder Bay Funding, LLC 0.28%–0.31% due 11/6/2015–11/10/2015[4]	75,000	74,981
Toronto-Dominion Holdings USA Inc. 0.20%–0.31% due 10/19/2015–12/1/2015[4]	81,000	80,984
Toyota Credit Canada Inc. 0.33% due 12/8/2015	25,000	24,990
Toyota Motor Credit Corp. 0.23% due 10/20/2015	57,300	57,298
Victory Receivables Corp. 0.19% due 10/28/2015[4]	22,700	22,696
Total short-term securities (cost: $2,501,688,000)		2,502,077
Total investment securities 99.33% (cost: $21,754,620,000)		26,029,121
Other assets less liabilities 0.67%		175,051
Net assets 100.00%		$26,204,172
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
SMALLCAP World Fund — Page 14 of 16

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $340,312,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 9/30/2015 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	10/19/2015	HSBC Bank	$23,959	A$33,400	$541
Australian dollars	10/26/2015	Barclays Bank PLC	$1,061	A$1,450	45
Australian dollars	11/25/2015	UBS AG	$1,397	A$2,000	(2)
British pounds	10/5/2015	JPMorgan Chase	$42,196	£27,548	524
British pounds	10/9/2015	Citibank	$54,060	£34,459	1,934
British pounds	10/9/2015	Barclays Bank PLC	$22,184	£14,140	795
British pounds	10/14/2015	Bank of America, N.A.	$72,798	£46,673	2,200
British pounds	10/14/2015	Barclays Bank PLC	$6,430	£4,122	194
British pounds	10/19/2015	UBS AG	$61,260	£39,721	1,177
British pounds	11/10/2015	Citibank	$75,824	£49,322	1,227
Canadian dollars	10/7/2015	UBS AG	$26,855	C$34,000	1,379
Euros	10/15/2015	Citibank	$10,441	€9,200	159
Euros	10/20/2015	HSBC Bank	$13,442	€11,884	159
Japanese yen	10/9/2015	JPMorgan Chase	$14,093	¥1,680,000	87
Japanese yen	10/9/2015	JPMorgan Chase	$7,557	¥900,000	54
Japanese yen	10/9/2015	Bank of America, N.A.	$28,338	¥3,395,000	35
Japanese yen	10/15/2015	Citibank	$3,019	¥364,000	(16)
Japanese yen	10/16/2015	UBS AG	$7,061	¥875,000	(234)
Japanese yen	10/21/2015	HSBC Bank	$9,957	¥1,200,000	(48)
Japanese yen	10/23/2015	UBS AG	$5,601	¥669,165	21
Japanese yen	10/23/2015	JPMorgan Chase	$9,372	¥1,125,000	(9)
Japanese yen	11/10/2015	Bank of America, N.A.	$49,613	¥5,940,000	73
Japanese yen	11/19/2015	Bank of New York Mellon	$5,033	¥625,000	(180)
Singapore dollars	11/24/2015	Barclays Bank PLC	$19,168	S$26,880	315
					$10,430

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,“ was $10,869,522,000, which represented 41.48% of the net assets of the fund. This amount includes $10,552,479,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Security did not produce income during the last 12 months.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,112,791,000, which represented 4.25% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $252,000, which represented less than .01% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Proteus Digital Health, Inc., Series G, convertible preferred	5/6/2014-7/23/2014	$40,000	$40,000.15%
Twelve, Inc., Series C, convertible preferred	4/16/2015	7,890	28,953.11
Domo, Inc., Series D-2, convertible preferred	3/31/2015	25,000	25,000.10
Acerta Pharma BV, Series B, convertible preferred	5/7/2015	25,000	24,786.09
DocuSign, Inc., Series E, convertible preferred	2/28/2014	16,236	19,904.08
DocuSign, Inc., Series B, convertible preferred	2/28/2014	875	1,072.00
DocuSign, Inc., Series D, convertible preferred	2/28/2014	628	770.00
DocuSign, Inc., Series B1, convertible preferred	2/28/2014	262	321.00
SMALLCAP World Fund — Page 15 of 16

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Foursquare Labs, Inc., Series D, convertible preferred	12/3/2013	$20,000	$20,000.08%
Foursquare Labs, Inc., warrants, expire 2033	12/3/2013	—	12,105.05
Venture Global LNG, Inc., Class C	5/1/2015	12,720	12,720.05
Stemcentrx, Inc., Series F-1, convertible preferred	6/10/2014	4,007	7,649.03
Good Technology Corp.	8/27/2012	20,000	5,273.02
Total private placement securities		$ 172,618	$ 198,553	.76%

Key to abbreviations and symbols
Key to abbreviations and symbols
ADR = American Depositary Receipts
CDI = CREST Depository Interest
A$ = Australian dollars
CAD/C$ = Canadian dollars
€ = Euros
GBP/£ = British pounds
¥ = Japanese yen
S$ = Singapore dollars
SEK = Swedish kroner
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-035-1115O-S49162	SMALLCAP World Fund — Page 16 of 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary schedule of investments, as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 11, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2015

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: November 30, 2015